                                             Exhibit 4(d)
                                             ------------
                                              (1 of 111)
_________________________________________________________________










                MCI COMMUNICATIONS CORPORATION


                TO


                CITIBANK, N.A., TRUSTEE


                ----------------

                INDENTURE


                Dated as of February 17, 1995


                -----------------


                SENIOR DEBT SECURITIES







_________________________________________________________________














                                             Exhibit 4(d)
                                             ------------
                                              (2 of 111)

TABLE OF CONTENTS

                ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION . . . . . . . . . . . . . . . . . . . . . . . . . .1
Section 101.   Definitions . . . . . . . . . . . . . . . . . . . . . . . .1
Section 102.   Compliance Certificates and Opinions. . . . . . . . . . . 11
Section 103.   Form of Documents Delivered to Trustee. . . . . . . . . . 12
Section 104.   Notices, etc. to Trustee and Company. . . . . . . . . . . 12
Section 105.   Notices to Holders; Waiver. . . . . . . . . . . . . . . . 13
Section 106.   Conflict with Trust Indenture Act . . . . . . . . . . . . 14
Section 107.   Effect of Headings and Table of Contents. . . . . . . . . 14
Section 108.   Successors and Assigns. . . . . . . . . . . . . . . . . . 14
Section 109.   Separability Clause.. . . . . . . . . . . . . . . . . . . 14
Section 110.   Benefits of Indenture . . . . . . . . . . . . . . . . . . 14
Section 111.   Governing Law . . . . . . . . . . . . . . . . . . . . . . 15
Section 112.   Legal Holidays. . . . . . . . . . . . . . . . . . . . . . 15
Section 113.   No Security Interest Created. . . . . . . . . . . . . . . 15
Section 114.   Limitation of Individual Liability. . . . . . . . . . . . 15

ARTICLE TWO

DEBT SECURITY FORMS. . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Section 201.   Forms Generally . . . . . . . . . . . . . . . . . . . . . 16
Section 202.   Form of Trustee's Certificate of
                    Authentication.. . . . . . . . . . . . . . . . . . . 17
Section 203.   Form of Trustee's Certificate of
               Authentication by an Authenticating Agent . . . . . . . . 17

ARTICLE THREE

THE DEBT SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Section 301.   Amount Unlimited; Issuable in Series. . . . . . . . . . . 18
Section 302.   Denominations . . . . . . . . . . . . . . . . . . . . . . 22
Section 303.   Execution, Authentication, Delivery, and
                    Dating.  . . . . . . . . . . . . . . . . . . . . . . 22
Section 304.   Temporary Debt Securities.. . . . . . . . . . . . . . . . 25
Section 305.   Registration; Registration of Transfer and
               Exchange.   . . . . . . . . . . . . . . . . . . . . . . . 26
Section 306.   Mutilated, Destroyed, Lost and Stolen Debt
                    Securities.. . . . . . . . . . . . . . . . . . . . . 31
Section 307.   Payment of Interest; Interest Rights
                    Preserved. . . . . . . . . . . . . . . . . . . . . . 32
Section 308.   Cancellation. . . . . . . . . . . . . . . . . . . . . . . 35
Section 309.   Computation of Interest . . . . . . . . . . . . . . . . . 36
Section 310.   Currency of Payments. . . . . . . . . . . . . . . . . . . 36
Section 311.   Certain Discharges of Obligations.. . . . . . . . . . . . 37


                                             Exhibit 4(d)
                                             ------------
                                              (3 of 111)

Section 312.   Certification by a Person Entitled to
                    Delivery of a Bearer Security. . . . . . . . . . . . 38

ARTICLE FOUR

SATISFACTION AND DISCHARGE . . . . . . . . . . . . . . . . . . . . . . . 38
Section 401.   Satisfaction and Discharge of Indenture.. . . . . . . . . 38
Section 402.   Application of Trust Money. . . . . . . . . . . . . . . . 40
Section 403.   Indemnity . . . . . . . . . . . . . . . . . . . . . . . . 40

ARTICLE FIVE

REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
Section 501.   Events of Default . . . . . . . . . . . . . . . . . . . . 40
Section 502.   Acceleration of Maturity; Rescission and
                    Annulment. . . . . . . . . . . . . . . . . . . . . . 42
Section 503.   Collection of Indebtedness and Suits for
                    Enforcement. . . . . . . . . . . . . . . . . . . . . 44
Section 504.   Trustee May File Proofs of Claim. . . . . . . . . . . . . 45
Section 505.   Trustee May Enforce Claims Without
               Possession of Debt Securities or Coupons. . . . . . . . . 46
Section 506.   Application of Money Collected. . . . . . . . . . . . . . 46
Section 507.   Limitation on Suits . . . . . . . . . . . . . . . . . . . 47
Section 508.   Unconditional Right of Holders to Receive
               Principal, Premium and Interest.. . . . . . . . . . . . . 48
Section 509.   Restoration of Rights and Remedies. . . . . . . . . . . . 48
Section 510.   Rights and Remedies Cumulative. . . . . . . . . . . . . . 48
Section 511.   Delay or Omission Not Waiver. . . . . . . . . . . . . . . 49
Section 512.   Control by Holders of Debt Securities . . . . . . . . . . 49
Section 513.   Waiver of Past Defaults . . . . . . . . . . . . . . . . . 49
Section 514.   Undertaking for Costs . . . . . . . . . . . . . . . . . . 50
Section 515.   Waiver of Stay or Extension Laws. . . . . . . . . . . . . 50

ARTICLE SIX

THE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
Section 601.   Certain Duties and Responsibilities . . . . . . . . . . . 51
Section 602.   Notice of Defaults. . . . . . . . . . . . . . . . . . . . 52
Section 603.   Certain Rights of Trustee . . . . . . . . . . . . . . . . 53
Section 604.   Not Responsible for Recitals or Issuance of Debt
               Securities. . . . . . . . . . . . . . . . . . . . . . . . 54
Section 605.   May Hold Debt Securities or Coupons . . . . . . . . . . . 54
Section 606.   Money Held in Trust . . . . . . . . . . . . . . . . . . . 54
Section 607.   Compensation and Reimbursement. . . . . . . . . . . . . . 55
Section 608.   Disqualification; Conflicting Interests.. . . . . . . . . 55
Section 609.   Corporate Trustee Required; Eligibility . . . . . . . . . 56
Section 610.   Resignation and Removal; Appointment of
                    Successor. . . . . . . . . . . . . . . . . . . . . . 56
Section 611.   Acceptance of Appointment by Successor. . . . . . . . . . 58

                                             Exhibit 4(d)
                                             ------------
                                              (4 of 111)

Section 612.   Merger, Conversion, Consolidation or Succession to
               Business. . . . . . . . . . . . . . . . . . . . . . . . . 60
Section 613.   Preferential Collection of Claims
                    Against Company. . . . . . . . . . . . . . . . . . . 60
Section 614.   Appointment of Authenticating Agent . . . . . . . . . . . 60

ARTICLE SEVEN

HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY. . . . . . . . . . . . 62
Section 701.   Company to Furnish Trustee Names and    Addresses
               of Holders. . . . . . . . . . . . . . . . . . . . . . . . 62
Section 702.   Preservation of Information; Communications  to
               Holders.  . . . . . . . . . . . . . . . . . . . . . . . . 62
Section 703.   Reports by Trustee. . . . . . . . . . . . . . . . . . . . 64
Section 704.   Reports by Company. . . . . . . . . . . . . . . . . . . . 65

ARTICLE EIGHT

CONCERNING THE HOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . 66
Section 801.   Acts of Holders . . . . . . . . . . . . . . . . . . . . . 66
Section 802.   Proof of Ownership; Proof of Execution of
               Instruments by Holders. . . . . . . . . . . . . . . . . . 67
Section 803.   Persons Deemed Owners . . . . . . . . . . . . . . . . . . 68
Section 804.   Revocation of Consents; Future Holders
                    Bound. . . . . . . . . . . . . . . . . . . . . . . . 69

ARTICLE NINE

HOLDERS' MEETINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
Section 901.   Purpose of Meetings.. . . . . . . . . . . . . . . . . . . 69
Section 902.   Call of Meetings by Trustee . . . . . . . . . . . . . . . 70
Section 903.   Call of Meetings by Company or Holders. . . . . . . . . . 70
Section 904.   Qualifications for Voting . . . . . . . . . . . . . . . . 70
Section 905.   Regulations . . . . . . . . . . . . . . . . . . . . . . . 71
Section 906.   Voting. . . . . . . . . . . . . . . . . . . . . . . . . . 71
Section 907.   No Delay of Rights by Meeting . . . . . . . . . . . . . . 72

ARTICLE TEN

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE . . . . . . . . . . 72
Section 1001.  Company May Consolidate, etc., Only on  Certain
               Terms.. . . . . . . . . . . . . . . . . . . . . . . . . . 72
Section 1002.  Successor Corporation Substituted . . . . . . . . . . . . 73
Section 1003.  Opinion of Counsel. . . . . . . . . . . . . . . . . . . . 73

ARTICLE ELEVEN

SUPPLEMENTAL INDENTURES. . . . . . . . . . . . . . . . . . . . . . . . . 74
Section 1101.  Supplemental Indentures Without Consent of
               Holders.  . . . . . . . . . . . . . . . . . . . . . . . . 74
Section 1102.  Supplemental Indentures with Consent of
                    Holders. . . . . . . . . . . . . . . . . . . . . . . 76
Section 1103.  Execution of Supplemental Indentures. . . . . . . . . . . 77
Section 1104.  Effect of Supplemental Indentures.. . . . . . . . . . . . 77

                                             Exhibit 4(d)
                                             ------------
                                              (5 of 111)

Section 1105.  Conformity with Trust Indenture Act.. . . . . . . . . . . 78
Section 1106.  Reference in Debt Securities to
                    Supplemental Indentures. . . . . . . . . . . . . . . 78
Section 1107.  Notice of Supplemental Indenture. . . . . . . . . . . . . 78

ARTICLE TWELVE

COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78
Section 1201.  Payment of Principal, Premium and
                     Interest. . . . . . . . . . . . . . . . . . . . . . 78
Section 1202.  Payment of Additional Interest. . . . . . . . . . . . . . 79
Section 1203.  Maintenance of Office or Agency . . . . . . . . . . . . . 81
Section 1204.  Provisions as to Paying Agent . . . . . . . . . . . . . . 82
Section 1205.  Certificate to Trustee. . . . . . . . . . . . . . . . . . 83
Section 1206.  Appointment to Fill Vacancy in Trustee's
                     Office. . . . . . . . . . . . . . . . . . . . . . . 84
Section 1207.  Limitation on Liens . . . . . . . . . . . . . . . . . . . 84
Section 1208.  Sale or Lease of Assets . . . . . . . . . . . . . . . . . 86
Section 1209.  Maintenance of Telecommunications Business. . . . . . . . 87

ARTICLE THIRTEEN

REDEMPTION OF DEBT SECURITIES. . . . . . . . . . . . . . . . . . . . . . 87
Section 1301.  Applicability of Article. . . . . . . . . . . . . . . . . 87
Section 1302.  Tax Redemption; Special Tax Redemption. . . . . . . . . . 87
Section 1303.  Election to Redeem; Notice to Trustee . . . . . . . . . . 90
Section 1304.  Selection by Trustee of Debt Securities
                     to be Redeemed. . . . . . . . . . . . . . . . . . . 90
Section 1305.  Notice of Redemption. . . . . . . . . . . . . . . . . . . 91
Section 1306.  Deposit of Redemption Price . . . . . . . . . . . . . . . 92
Section 1307.  Debt Securities Payable on Redemption
                     Date. . . . . . . . . . . . . . . . . . . . . . . . 92
Section 1308.  Debt Securities Redeemed in Part. . . . . . . . . . . . . 93

ARTICLE FOURTEEN

SINKING FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 94
Section 1401.  Applicability of Article. . . . . . . . . . . . . . . . . 94
Section 1402.  Satisfaction of Sinking Fund Payments
                    with Debt Securities . . . . . . . . . . . . . . . . 94
Section 1403.  Redemption of Debt Securities for Sinking Fund. . . . . . 94

ARTICLE FIFTEEN

DEFEASANCE     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95
Section 1501.  Applicability of Article. . . . . . . . . . . . . . . . . 95
Section 1502.  Defeasance Upon Deposit of Money or U.S.
                    Government Obligations . . . . . . . . . . . . . . . 95
Section 1503.  Deposited Moneys and U.S. Government
               Obligations to be Held in Trust.. . . . . . . . . . . . . 97
Section 1504.  Repayment to Company. . . . . . . . . . . . . . . . . . . 97




                                             Exhibit 4(d)
                                             ------------
                                              (6 of 111)
ARTICLE SIXTEEN

REPAYMENT AT THE OPTION OF HOLDERS . . . . . . . . . . . . . . . . . . . 98
Section 1601.  Repayment at the Option of Holders. . . . . . . . . . . . 98

ARTICLE SEVENTEEN

SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 98
Section 1701.  Certificates and opinions.. . . . . . . . . . . . . . . . 98
Section 1702.  Authorization of Actions to be Taken by
                    the Trustee. . . . . . . . . . . . . . . . . . . . . 99
Section 1703.  Release of Liens. . . . . . . . . . . . . . . . . . . . .100































                                             Exhibit 4(d)
                                              (7 of 111)

     INDENTURE dated as of February 17, 1995 between MCI Communications Corporation, a Delaware corporation (hereinafter called the "Company"), having its principal place of business at 1801 Pennsylvania Avenue, N.W., Washington, DC 20006, and CITIBANK, N.A., a national banking association duly incorporated and existing under the laws of the United States (hereinafter called the "Trustee").

                         RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior debentures, notes, bonds or other evidences of senior indebtedness (herein called the "Debt Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary have been done to make this Indenture a valid and binding agreement of the Company, in accordance with its terms.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

       For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities and Coupons or of series thereof, as follows:

                               ARTICLE ONE

                    DEFINITIONS AND OTHER PROVISIONS
                         OF GENERAL APPLICATION

          Section 101.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly


                                             Exhibit 4(d)
                                             ------------
                                              (8 of 111)

provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Articles Three or Six, are defined in those respective Articles.

     "Act" when used with respect to any Holder has the meaning specified in Section 801.

     "Affected Security" has the meaning specified in Section
1302(b).

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" has the meaning specified in Section
614.

     "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities specified pursuant to Section 301 with respect to the Debt Securities of any series. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different-newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

     "Bearer Security" means any Debt Security (with or without
Coupons), title to which passes by delivery only, but does not include any Coupons.

     "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof or any person to whom such authority has been duly delegated.

                                             Exhibit 4(d)
                                             ------------
                                              (9 of 111)

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment or any particular location referred to in this Indenture or in the Debt Securities, means, unless otherwise specified with regard to any Debt Securities pursuant to Section 301, any day that is not a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in such Place of Payment or location.

     "Code" means the Internal Revenue Code of 1986 as in effect on the date hereof.

     "Collateral" has the meaning specified in Section 1701.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Contingent Obligation" means, with respect to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the
                                             Exhibit 4(d)
                                             ------------
                                              (10 of 111)

net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this instrument is located at 120 Wall Street, 13th Floor, New York, New York 10043, except that for purposes of the presentation of Registered Securities for payment or registration of transfer or exchange, such term means the office or agency of the Trustee in said city at which at any particular time the corporate agency business of the Trustee shall be conducted, which office on the date of execution of this Indenture is located at 111 Wall Street, 5th Floor, New York, New York 10043.

     The term "corporation" includes corporations, associations, companies and business trusts.

     "Coupon" means any interest coupon appertaining to any Bearer
Security.

     "Coupon Security".-means any Bearer Security authenticated and delivered with one or more coupons appertaining thereto.

     "Currency" means Dollars or Foreign currency.

     "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture, but does not include any Coupons.

     "Defaulted Interest" has the meaning specified in Section
307(c).

     "Depositary" means with respect to the Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this

                                             Exhibit 4(d)
                                             ------------
                                              (11 of 111)

Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

     "Designated Currency" has the meaning specified in Section
311.

     "Determination Notice" has the meaning specified in Section
1302(b).

     "Discharged" has the meaning specified in Section 1502.

     "Discount Security" means any Debt Security that is issued with "original issue discount" within the meaning of Section 1273(a) of the Code and the regulations thereunder and any other Debt Security designated by the Company as issued with original issue discount for United States federal income tax purposes.

     "Dollar" or "$" means such coin or currency of the United
States of America which at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic
Energy Community.

     "Event of Default" has the meaning specified in Section 501.

     "Fixed Rate Security" means a Debt Security that provides for the payment of interest at a fixed rate (excluding interest payable pursuant to Section 1202 or 1302).

     "Floating Rate Security" means a Debt Security that provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index specified pursuant to Section 301.

     "Foreign Currency" means such coin or currency issued by the government of a country other than the United States of America which at the time of payment is legal tender in the country of issuance for the payment of public and private debts, or a composite coin or currency the value of which is determined by reference to the values of the currencies of any group of countries.

                                             Exhibit 4(d)
                                             ------------
                                              (12 of 111)

     "Global Security" means a Registered or Bearer Security evidencing all or a part of a series of Debt Securities, issued to the Depositary for such series in accordance with Section 303, and bearing the legend prescribed in Section 303(c).

     "Holder" means, with respect to a Registered Security, the Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer Security or a Coupon, means the bearer thereof.

     "Indebtedness" means, with respect to any person, (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured); (b) all obligations evidenced by notes, bonds, debentures or similar instruments; (c) all obligations to pay for the deferred purchase price of property or services except trade accounts payable and accrued liabilities arising in the ordinary course of business; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller under such agreement in the event of default are limited to repossession or sale of-such property); (e) all obligations under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; and (f) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person.

     "Indenture" means this instrument as originally executed or the context otherwise requires, as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities established as contemplated by Section 301.

     The term "interest", when used with respect to a Discount Security that by its terms bears interest only upon Maturity, means interest payable upon Maturity and, when used with respect to a Bearer Security, includes any additional interest payable on such Bearer Security pursuant to Section 1202 or 1302.

     "Interest Payment Date", with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.




                                             Exhibit 4(d)
                                             ------------
                                              (13 of 111)

     "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or segregated deposit arrange-

ment, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement or the filing of any financing statement naming the owner of the asset to which such Lien shall relate as debtor (other than in connection with a transaction in which such asset shall have been leased by the named debtor) under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security or an installment of principal (including any sinking fund installment) becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

     "MCI Telecom" means MCI Telecommunications Corporation, a
Delaware corporation, a wholly-owned subsidiary of the Company.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant
Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel to the Company, who may be an employee of the Company or other counsel acceptable to the Trustee, which is delivered to the Trustee.

     "Outstanding" when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Debt Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any Coupons appertaining thereto; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and


                                             Exhibit 4(d)
                                             ------------
                                              (14 of 111)

          (iii)  Debt Securities that have been paid pursuant to
     Section 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have given any Act hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities that the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have performed any Act hereunder, the principal amount of a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 502 and the principal amount of a Debt Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to Section 310(c).

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities or to pay Coupons on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to
Section 301.



                                             Exhibit 4(d)
                                             ------------
                                              (15 of 111)

     "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security, and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

     "Redemption Date" means the date fixed for redemption of any Debt Security pursuant to Section 301 of this Indenture.

     "Redemption Price" means, unless otherwise specified pursuant to Section 301, (i) with respect to a Discount Security, the amount of principal thereof that would be due and payable as of the Redemption Date upon declaration of acceleration of the Maturity thereof pursuant to Section 502 and, (ii) in the case of any other Debt Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

     "Registered Holder" means the Person in whose name a Registered Security is registered in the Security Register.

     "Registered Security" means any Debt Security registered as to principal and interest in the Security Register.

     "Regular Record Date" for any interest payable on the Registered Securities of any series on an Interest Payment Date means the date specified for that purpose pursuant to Section 301 for such Interest Payment Date.

     "Responsible Officer" when used with respect to the Trustee means any officer within the Corporate Trust Department (or any successor department of the Trustee), including any Vice President, any assistant secretary, a treasurer, any assistant treasurer, a cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, a controller or any assistant controller or any other officer within the Corporate Trust Department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305(a).





                                             Exhibit 4(d)
                                             ------------
                                              (16 of 111)

     "Six Month Period" has the meaning specified in Section 1701.

     "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section
307(c).

     "Stated Maturity", when used with respect to any Debt Security or any installment of principal thereof (including any sinking fund installment) or premium thereon or interest thereon, means the date specified in such Debt Security or Coupon, if any, representing such installment of interest, as the date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

     "Subsidiary" means, with respect to any Person, (i) a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and
(ii) any partnership of which such Person or any Subsidiary is a general partner or any partnership more than 50% of the equity interests of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries, or by such Person and one or more other Subsidiaries. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company, and all references to the corporate form of a Subsidiary shall be deemed, in the case of any Subsidiary that shall be a partnership, to refer to the partnership form thereof.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 1105.

     "United States" means the United States of America (including the States thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.



                                             Exhibit 4(d)
                                             ------------
                                              (17 of 111)

     "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership.

     "U.S. Government Obligations" has the meaning specified in
Section 1502.

     "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

     "Vice President" of any Person shall mean any vice president of such Person whether or not designated by a number or word or words added before or after the title "Vice President."

          Section 102.   Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1)  a statement that each individual signing such certificate
or opinion has read such      covenant or condition and the
definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and


                                             Exhibit 4(d)
                                             ------------
                                              (18 of 111)

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section  103.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based is erroneous. Any such certificate or opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information-with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 104.   Notices, etc. to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or



                                             Exhibit 4(d)
                                             ------------
                                              (19 of 111)

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Any such Act or other document shall be in the English language.

          Section 105.   Notices to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Registered Holders (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid, to such Registered Holders as their names and addresses appear in the Security Register, within the time prescribed for such notice and (2) such notice shall be sufficiently given to Holders of Bearer Securities or Coupons if published on two separate Business Days in an Authorized Newspaper or Newspapers in such Place or Places of Payment specified pursuant to Section 301, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice; provided, however, that, in any case, any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 301, shall be sufficiently given if given in the manner specified pursuant to Section 301.

     In the event of suspension of regular mail service or for any other reason it shall be impracticable so to give such notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute notice for every purpose hereunder.

     In the event of suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable so to give such notice by publication, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not

                                             Exhibit 4(d)
                                             ------------
                                              (20 of 111)

be a condition precedent to the validity of any action taken in reliance on such waiver.

     In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to Holders is given by publication, any defect in any notice so published as to any particular Holder shall not affect the sufficiency of such notice with respect to other Holders, and any notice that is published in the manner herein provided shall be conclusively presumed to have been duly given. Any notice or waiver required or permitted in accordance with this Section shall be in the English language except that any published notice may be in the official language of the country of publication.

          Section 106.   Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          Section 107.   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 108.   Successors and Assigns.

     All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

          Section 109.   Separability Clause.

     In case any provision in this Indenture or in the Debt
Securities or Coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 110.   Benefits of Indenture.

     Nothing in this Indenture or in the Debt Securities or
Coupons, express or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any
                                             Exhibit 4(d)
                                             ------------
                                              (21 of 111)

Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 111.   Governing Law.

     This Indenture, the Debt Securities and Coupons shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

          Section 112.   Legal Holidays.

     Unless otherwise specified pursuant to Section 301, in any case where any Interest Payment Date, Redemption Date or Maturity of any Debt Security of any series shall not be a Business Day at any Place of Payment for the Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities or Coupons) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

          Section 113.   No Security Interest Created.

     Except as may be provided in Section 1001 and Section 1207, nothing in this Indenture or in the Debt Securities or Coupons, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.


          Section 114.   Limitation of Individual Liability.

     No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Debt Security or Coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations,
                                             Exhibit 4(d)
                                             ------------
                                              (22 of 111)

and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Debt Security or coupon or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of obligations, covenants or agreements contained in this Indenture or in any Debt Security or Coupon or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debt Security or Coupon.


ARTICLE TWO
                                       DEBT SECURITY FORMS

          Section 201.   Forms Generally.

     The Debt Securities and the Coupons, if any, of each series shall be substantially in one of the forms established in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Inden-

ture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Debt Securities may be listed or of any automated quotation systems on which any such series may be quoted, or to conform to usage, all as determined by the officers executing such Debt Securities and Coupons as conclusively evidenced by their execution of such Debt Securities and Coupons. If the form of a series of Debt Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the form of such series.





                                             Exhibit 4(d)
                                             ------------
                                              (23 of 111)

     Unless otherwise provided pursuant to Section 301, the following legend shall appear on each Bearer Security and Coupon and, if any Bearer Security is evidenced by a book entry, the following legend shall appear in the book or record in which the book entry is made:

     "Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in sections
     165(j) and 1287(a) of the Internal Revenue Code."

     The definitive Debt Securities and Coupons, if any, of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, provided that such manner is permitted by the rules of any securities exchange on which such series of Debt Securities may be listed or of any automated quotation system on which such series may be quoted, all as determined by the officers executing such Debt Securities and Coupons, as conclusively evidenced by their execution of such Debt Securities and Coupons.

     Section 2.02   Form of Trustee's Certificate of Authentication.

     The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:


                 TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities issued under the within-mentioned Indenture.

                                   Citibank, N.A., as Trustee


                                   By............................
                                   Authorized  Signatory


Section 203.     Form of Trustee's Certificate of Authentication by
               an Authenticati  ng Agent.

     If at any time there shall be an Authenticating Agent appointed with respect to any series of Debt Securities, then the Trustee's Certificate of Authentication by such Authenticating
Agent to be borne by Debt Securities of each such series shall be substantially as follows:


                                             Exhibit 4(d)
                                             ------------
                                              (24 of 111)

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

 This is one of the Debt Securities issued under the within-mentioned Indenture.


                                   Citibank, N.A., as Trustee



                                   By............................
                                   Authenticating  Agent



                                   By............................
                                   Authorized Officer



ARTICLE THREE

THE DEBT SECURITIES

          Section 301.   Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

     The Debt Securities may be issued in one or more series.
There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

          (1)  the title of the Debt Securities of the series
     (which shall distinguish the Debt Securities of the series from all other Debt Securities);

          (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Debt Securities of such series pursuant to Section 304, 305, 306, 1106 or 1308);

          (3)  the dates on which or periods during which Debt
     Securities of the series may be issued, and the dates on, or the range of dates within, which the principal of (and
     premium, if any, on) the Debt Securities of such series are or may be payable;
                                             Exhibit 4(d)
                                             ------------
                                              (25 of 111)

          (4) the rate or rates or the method or methods of determination thereof at which the Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, and, in the case of Registered Securities, the Regular Record Date for the interest payable on any Interest Payment Dates;

          (5) the places, if any, in addition to or instead of the Corporate Trust Office of the Trustee (in the case of Registered Securities) or an office of the Trustee outside of the United States to be specified (in the case of Bearer Securities), where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable;

          (6) the obligation, if any, of the Company to redeem or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder and the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed or repurchased, in whole or in part, pursuant to such obligation;

          (7) the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt
     Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company;

          (8) if other than denominations of $1,000 or integral multiples thereof, the denominations in which individual Debt Securities of the series shall be issuable;

          (9) whether the Debt Securities of the series are to be issued as Discount Securities and the amount of discount with which such Debt Securities may be issued;

          (10)  provisions, if any, for the defeasance of Debt
     Securities of the series;

          (11) whether the Debt Securities of the series are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged, in whole or in part, for the individual Debt Securities represented thereby;

          (12)  whether Debt Securities of the series are to be
     issued as Registered Securities or Bearer Securities or both, and, if Bearer Securities are issued, whether Coupons will be
                                             Exhibit 4(d)
                                             ------------
                                              (26 of 111)

     attached thereto, whether Bearer securities of the series may be exchanged for Registered Securities of the series and the circumstances under which and the places at which any such exchanges, if permitted, may be made;

          (13) if any Debt Securities of the series are to be issued as Bearer Securities or as one or more Global Securities representing individual Bearer Securities of the series, (w) the legend that such Bearer Securities and any Coupons attached thereto must bear, the administrative and other procedures that must be followed in order for the Bearer Securities and any Coupons attached thereto to be issued under arrangements reasonably designed to ensure that they are sold or resold in connection with their original issuance only to a person who is not a United States Person or who is a United States Person that is a financial institution (as defined in U.S. Treas. Reg. Sec. 1.165-12(c)(1)(v)) purchasing for its own account or for the account of a customer and that agrees to comply with the requirements of section 165(j)(3)(A), (B), or (C) of the Code and the regulations thereunder (including without limitation the procedures and other requirements necessary to satisfy the conditions set forth in section 163(f)(2)(B) of the Code), and any other requirements that must be complied with in order to avoid the disallowance of an interest deduction by the Company with respect to interest paid on the Bearer Securities or Coupons, the imposition of an excise tax on the Company with respect to the Bearer Securities or Coupons, or the disallowance from exemption from withholding tax on interest paid on the Bearer Securities or Coupons; (x) whether the provisions of Sections 1202 and 1302 or other provisions for payments of additional interest or tax redemptions shall apply and, if other provisions shall apply, such other provisions; (y) whether interest in respect of any portion of a temporary Bearer Security of the series (delivered pursuant to Section 304) payable in respect of any Interest Payment Date prior to the exchange of such temporary Bearer Security for definitive Bearer Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date; and (z) the terms upon which a temporary Bearer Security may be exchanged for one or more definitive Bearer Securities of the series;

          (14)  if other than Dollars, the Currency in which Debt
     Securities of the series shall be denominated or in which
     payment of the principal of (and premium, if any) and interest
                                             Exhibit 4(d)
                                             ------------
                                              (27 of 111)

     on Debt Securities of the series may be made and any other terms concerning such payment;

          (15) if the principal of (and premium, if any) or interest on Debt Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Debt Securities are denominated or payable without such election, the periods within which and the terms and conditions upon which such election may be made and the time and the manner of deter-

     mining the exchange rate between the Currency in which the Debt Securities are denominated or payable without such election and the Currency in which the Debt Securities are to be paid if such election is made;

          (16) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index including, but not limited to, an index based on a Currency or currencies other than that in which the Debt Securities are payable, the manner in which such amounts shall be determined;

          (17) any additional Events of Default or restrictive covenants provided for with respect to Debt Securities of the series;

          (18)  the attachment, if any, of warrants to purchase
     Debt Securities or any other rights to purchase other securities of the Company or of any other Person; and

          (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Debt Securities of any one series and the Coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time, and unless otherwise provided in or pursuant to such Board Resolution and set forth in an Officers' Certificate or in any indenture supplemental hereto, a series may be reopened for issuances of additional Debt Securities of such series or to establish additional terms of such series of Debt Securities.

     If any of the terms of a series of Debt Securities is established pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.
                                             Exhibit 4(d)
                                             ------------
                                              (28 of 111)

          Section 302.   Denominations.

     In the absence of any specification pursuant to Section 301 with respect to Debt Securities of any series, the Debt Securities of such series shall be issuable only as Registered Securities in denominations of $1,000 or integral multiples thereof and shall be payable only in Dollars.


     Section 303.   Execution, Authentication, Delivery, and
                    Dating.

     (a) The Debt Securities and the Coupons, if any, of any series shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

     Debt Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities and Coupons or did not hold such offices at the date of such Debt Securities or Coupons.

     (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities, with appropriate Coupons, if any, of any series, executed by the Company, to the Trustee for authentication, together with a Company order for the authentication and delivery of such Debt Securities and Coupons and the Trustee in accordance with the Company Order shall authenticate and deliver such Debt Securities and Coupons; provided, however, that in connection, with its original issuance, a Bearer Security (and Coupons, if any) of any series may be delivered only outside the United States and only if the Trustee shall have received from the person entitled to delivery (pursuant to the Company's instruction) of such Bearer Security or Coupons the certificate described in Section 312. The Trustee shall be entitled to receive, prior to the authentication and delivery of the first Debt Securities and Coupons, if any, of such series, the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities and Coupons have been approved, an Officers' Certificate as to the absence of any event that is, or after notice or lapse of time or both would become, an Event of Default and an opinion of Counsel stating that:


                                             Exhibit 4(d)
                                             ------------
                                              (29 of 111)

          (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Debt Securities and Coupons conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities and Coupons;

          (2) the forms and terms of such Debt Securities and Coupons have been established in conformity with the provisions of this Indenture;

          (3) in the event that the forms or terms of such Debt Securities and Coupons have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall reasonably not object; and

          (4) the execution and delivery of such Debt Securities and Coupons have been duly authorized by all necessary corporate action of the Company and such Debt Securities and Coupons have been duly executed by the Company and, assuming due authentication by the Trustee and delivery by the Company, are valid and binding obligations of the Company enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object.

     If all of the Debt Securities of a series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 303(b) must be delivered only once, prior to the authentication and delivery of the first Debt Security of such series; provided, however, that any subsequent request by the Company to the Trustee to authenticate Debt Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date
                                             Exhibit 4(d)
                                             ------------
                                              (30 of 111)

of such request, the statements made in the Officers' Certificate delivered pursuant to this Section 303(b) shall be true and correct as if made on such date.

     (c) If the Company shall establish pursuant to Section 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Debt Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by any such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     (d) If required by the applicable provisions of the Securities Exchange Act of 1934, as amended, each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under such Act and any other applicable statute or regulation.

     (e) The Trustee shall not be required to authenticate any Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture. Without limiting the generality of the foregoing, the Trustee shall not be required to authenticate Debt Securities denominated in a Foreign Currency, if the Trustee reasonably believes that it will be unable to perform its duties with respect to such Debt Securities.

     (f) Each Debt Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section
301 with respect to the Debt Securities of any series.

     (g) No Debt Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt
Security a certificate of authentication substantially in one of
                                             Exhibit 4(d)
                                             ------------
                                              (31 of 111)

the forms provided for herein duly executed by the Trustee or by an Authenticating Agent by manual signature of one of its authorized officers, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security (and any Coupons appertaining thereto) has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 305, 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons then matured have been detached and cancelled.

          Section 304.   Temporary Debt Securities.

     Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities and Coupons, if any, may determine, as conclusively evidenced by their execution of such Debt Securities and Coupons. Any such temporary Debt Security may be in global form, representing all or a portion of the outstanding Debt Securities of such series. Every such temporary Debt Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Security or Securities in lieu of which it is issued.

     If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. Except as otherwise specified as contemplated by Section 301(13)(z) with respect to a series of Debt Securities issuable as Bearer securities of the series, (a) after the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series of like tenor upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder except as provided in Section 305 in connection with a transfer and except that a Person receiving definitive Bearer Securities shall bear the cost of insurance, postage, transportation and the like unless otherwise specified pursuant to Section 301, and (b) upon surrender or cancellation of any one or more temporary Debt Securities of any series (accompanied by any unmatured Coupons appertaining thereto),
                                             Exhibit 4(d)
                                             ------------
                                              (32 of 111)

the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; provided further that delivery of a Global Security representing individual Bearer Securities or a Bearer Security shall occur only outside the United States; and provided further that no Global Security representing individual Bearer Securities and no Bearer Security shall be delivered in exchange for a temporary Debt Security unless the Trustee shall have received the certificate described in Section 312 from the person entitled to receive such Global Security or definitive Bearer Security. Until so exchanged, temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series, except as otherwise specified as contemplated by Section 301(13)(y) with respect to the payment of interest on Global Securities in temporary form.

     Unless otherwise specified pursuant to Section 301, the Company will execute and deliver each definitive Global Security representing individual Bearer Securities and each Bearer Security to the Trustee at an office of the Trustee outside of the United States to be specified or such other place outside the United States specified pursuant to Section 301.

     Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Debt Securities represented thereby pursuant to this Section 304 or
Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

          Section 305.   Registration; Registration of Transfer
                         and Exchange.

     (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Registered Securities (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of the transfers and exchanges of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and registering transfers and exchanges of Registered Securities as provided herein; provided, however, that the Company may appoint
                                             Exhibit 4(d)
                                             ------------
                                              (33 of 111)

co-Security Registrars. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times the Security Register shall be open for inspection by the Company.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and aggregate principal amount. In no event may Registered Securities, including Registered Securities received in exchange for Bearer Securities, be exchanged for Bearer Securities.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Debt Securities represented thereby, a Global Security representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary for such series or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     At the option of the Holder, Registered Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations, of a like tenor and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at the office or agency of the Company maintained for such purpose.

     At the option of the Holder, except as otherwise specified as contemplated by Subsections 301(11) and (13) with respect to a Global Security representing Bearer Securities, Bearer Securities of any series may be exchanged for Registered Securities (if the Debt Securities of such series are issuable as Registered Securities) or Bearer Securities of the same series, of any authorized denomination or denominations, of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at the office or agency of the Company maintained for such purpose, with all unmatured Coupons and all matured Coupons in default thereto appertaining; provided, however, that delivery of a Bearer Security shall occur only outside the United States and only if the Trustee shall have received from the person entitled to delivery thereof (pursuant to the Company's instruction) the certificate described in Section 312. If the
                                             Exhibit 4(d)
                                             ------------
                                              (34 of 111)

Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in
Section 307, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States.

     Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, the exchange of Bearer
Securities for Registered Securities will be subject to the provisions of United States income tax laws and regulations applicable to Debt Securities in effect at the time of such exchange.

     (b) If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 303(d), the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(11) shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, without service charge, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion
determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by
                                             Exhibit 4(d)
                                             ------------
                                              (35 of 111)

such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, without service charge, individual Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

       If specified by the Company pursuant to Section 301 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for Debt Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to each Person specified by such Depositary a new Debt Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depositary, a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

     In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Debt Securities (A) in definitive registered form in authorized denominations, if the Debt Securities of such series are issuable as Registered Securities, (B) in definitive bearer form in authorized denominations, with Coupons attached, if the Debt Securities of such series are issuable as Bearer Securities or (C) as either Registered or Bearer Securities, if the Debt Securities of such series are issuable in either form; provided, however, that, in addition to such other requirements as may be specified pursuant to Section 301, a definitive Bearer Security shall be delivered in exchange for a Global Security only outside the United States and only if the Trustee shall have received from the person entitled to receive the definitive Bearer Security a certificate, substantially in the form set forth in Exhibit A hereto.

     Upon the exchange of a Global Security for Debt Securities in definitive form, such Global Security shall be cancelled by the
Trustee.  Registered Securities issued in exchange for a Global
                                             Exhibit 4(d)
                                             ------------
                                              (36 of 111)

Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary, for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.
The Trustee shall deliver such Registered Securities to the persons in whose names such Debt Securities are so registered. The Trustee shall deliver individual Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that, in addition to such other requirements as may be specified pursuant to Section 301, individual Bearer Securities shall be delivered in exchange for a Global Security only outside the United States and only if the Trustee shall have received from the person entitled to receive the definitive Bearer Security the certificate described in Section 312.

     Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of the United States income tax laws and regulations applicable to Debt Securities in effect at the time of the exchange.

     (c) All Debt Securities issued upon any transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Debt Securities except as provided in Section 304 or 306. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to Holders.

     In the event of any redemption in part, the Company shall not be required to: (i) issue, register the transfer of or exchange,
Securities of any series during a period beginning at the opening
                                             Exhibit 4(d)
                                             ------------
                                              (37 of 111)

of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on (a) if Securities of the series are issuable only as Registered Securities, the day of mailing of the relevant notice of redemption and (b) if Securities of the series are issuable only as Bearer Securities, the day of the first publication of the relevant notice of redemption or (c) if Securities of the series are issuable as Registered Securities and Bearer Securities, the day of first publication of the relevant notice of redemption, or if there is no publication of the relevant notice of redemption, the day of mailing of the relevant notice of redemption; (ii) register the transfer of or exchange any Registered Security, or portion thereof, called for redemption, except the unredeemed portion of any Registered Security being redeemed in part; or (iii) exchange any Bearer Security called for redemption; provided, however, that, if specified pursuant to Section 301, any Bearer Securities of any series that are exchangeable for Registered Securities and that are called for redemption pursuant to Section 1302 may, to the extent permitted by applicable law, be exchanged for one or more Registered Securities of such series during the period preceding the Redemption Date.

          Section 306.   Mutilated, Destroyed, Lost and Stolen
                         Debt Securities.

     If (i) any mutilated Debt Security or any mutilated Coupon with the Coupon Security to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the Trustee at its Corporate Trust Office (in the case of Registered Securities) or at an office of the Trustee outside the United States specified pursuant to Section 301 (in the case of Bearer Securities), or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or any Coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, then, in the absence of notice to the Company or the Trustee that such Debt Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertained, a new Debt Security of the same series of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding, and, in the case of a Coupon security, with such Coupons attached thereto such that neither gain nor loss in interest shall result from such exchange or substitution.


                                             Exhibit 4(d)
                                             ------------
                                              (38 of 111)

     In case any such mutilated, destroyed, lost or stolen Debt Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security or Coupon, provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities or payment of Coupons shall, except as otherwise provided in Section 307, be payable only at an office or agency located outside the United States.

     Upon the issuance of any new Debt Security or coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Every new Debt Security of any series, with its Coupons, if any, issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security or Coupon shall at any time be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and their Coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or Coupons.


     Section 307.   Payment of Interest; Interest Rights
                    Preserved.

     (a) Interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Registered Security upon any transfer or exchange subsequent to the Regular Record Date. In case a Coupon Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Coupon Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered security issued in exchange for such Coupon Security,' but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. Payment of interest on any
                                             Exhibit 4(d)
                                             ------------
                                              (39 of 111)

Registered Security shall be made at the Corporate Trust Office (except as otherwise specified pursuant to Section 301) or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if provided pursuant to Section 301 and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder by wire transfer to an account designated by such Registered Holder.

     (b) Interest on any Coupon Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Coupon that has matured on such Interest Payment Date upon surrender of such Coupon on such Interest Payment Date at an office of the Trustee outside of the United States to be specified or at such other Place of Payment outside the United States specified pursuant to Section 301.

     Interest on any Bearer Security (other than a Coupon Security) that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Bearer Security upon presentation of such Bearer Security and notation thereon on such Interest Payment Date at an office of the Trustee outside of the United States to be specified or at such other Place of Payment outside the United States specified pursuant to Section 301.

     Unless otherwise specified pursuant to Section 301, at the direction of the Holder of any Bearer Security or Coupon payable in Dollars, and subject to applicable laws and regulations, payments in respect of such Bearer Security or Coupon will be made by check drawn on a bank in The City of New York or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to a Dollar account maintained by such Holder with a bank outside the United States. If such payment at the offices of all Paying Agents outside the United States becomes illegal or is effectively precluded because of imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in Dollars, the Company will appoint an office or agent in the United States at which such payment may be made. Unless otherwise specified pursuant to Section 301, at the direction of the Holder of any Bearer Security or Coupon payable in a Foreign Currency, payment on such Bearer Security or Coupon will be made by check drawn on a bank outside the United States or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no payment on any Bearer Security or Coupon will be made by mail to an address in the United States or by wire transfer to an account maintained by the Holder thereof in the United States.

                                             Exhibit 4(d)
                                             ------------
                                              (40 of 111)

     (c) Any interest on any Debt Security that is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall, if such Debt Security is a Registered Security, forthwith cease to be payable to the Registered Holder on the relevant Regular Record Date by virtue of his having been such a Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest (a "Special Record Date"), which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Coupon Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at the office or agency in a Place of Payment for such series) on any Special Record Date and before the opening of business (at such office or agency)
                                             Exhibit 4(d)
                                             ------------
                                              (41 of 111)

     on the related proposed date for payment of Defaulted Interest, such Coupon Security shall be surrendered without the Coupon or Coupons relating to such Defaulted Interest and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Coupon Security, but will be payable only to the Holder of such Coupon or Coupons when due in accordance with the provisions of this Indenture.

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     (d) Any Defaulted Interest payable in respect of Bearer Securities of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Registered Securities (if any) and Bearer Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 105 not more than 25 days and not less than 20 days prior to the date of the proposed payment.

     (e) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt
Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

          Section 308.   Cancellation.

     Unless otherwise provided with respect to any series of Debt Securities, all Debt Securities and Coupons surrendered for payment, redemption, registration, transfer, exchange or credit against any sinking fund and all Coupons surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debt Securities or Coupons previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Debt Securities and Coupons so delivered shall be promptly cancelled by the Trustee.
No Debt Securities or Coupons shall be authenticated in lieu of or in exchange for any Debt Securities or Coupons cancelled as provided in this Section, except as expressly permitted by the form
                                             Exhibit 4(d)
                                             ------------
                                              (42 of 111)

of Debt Securities of any series or pursuant to the terms of this Indenture. All cancelled Debt Securities and Coupons held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless, prior to such destruction, the Company shall, by a Company Order, direct that the cancelled Debt Securities and Coupons be returned to it. The acquisition of any Debt Securities or Coupons by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt Securities or Coupons are surrendered to the Trustee for cancellation.

          Section 309.   Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 310.   Currency of Payments.

     (a) Except as otherwise specified pursuant to Section 301 for Bearer Securities of any series, payment of the principal of (and premium, if any) and interest on Bearer Securities of such series denominated in any Currency will be made in such Currency.

     (b) Except as otherwise specified pursuant to Section 301 for Registered Securities of any series, payment of the principal (and premium, if any) and interest on Registered Securities of such series will be made in Dollars.

     (c)  Except as otherwise specified pursuant to Section 301,
(i) for purposes of any provision of the Indenture where the Holders of Outstanding Debt Securities may perform an Act that requires that a specified percentage of the Outstanding Debt Securities of all series perform such Act, the principal of the Outstanding Debt Securities denominated in a Foreign Currency will be the amount in Dollars based upon exchange rates determined as specified pursuant to Section 301 for Debt Securities of such series, as of the respective dates of original issuance of such Debt Securities; and (ii) for the purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal of (and premium, if any) and interest on the Debt Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the outstanding Debt Securities denominated in a Foreign Currency will be the amount in Dollars based upon exchange rates, determined as specified pursuant to Section 301 for Debt Securities of such series, as of the date of such decision or determination by the Trustee, as the case may be.

                                             Exhibit 4(d)
                                             ------------
                                              (43 of 111)

     (d) Any decision or determination to be made regarding exchange rates shall be made by an agent appointed by the Company; provided that such agent shall accept such appointment in writing and the terms of such appointment shall be reasonably acceptable to the Trustee and shall, in the reasonable opinion of the Company and the Trustee at the time of such appointment, require such agent to make such determination by a method consistent with the method provided pursuant to Section 301 for the making of such decision or determination. All decisions and determinations of such agent regarding exchange rates shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders of the Debt Securities.

          Section 311.   Certain Discharges of Obligations.

     The Company may provide, pursuant to Section 301, for the Debt Securities of any series, that (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Debt Securities of any series in a Foreign Currency or Dollars (the "Designated Currency") as may be specified pursuant to
Section 301 is of the essence and agrees that, to the fullest extent possible under applicable law, judgments in respect of such Debt Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Debt Securities and any appurtenant Coupons shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premium and cost of exchange) on the Business Day in the country of issue of the Designated Currency (in the case of a Currency other than a composite currency) or in the international banking community (in the case of a composite currency) on the date on which such payment is made or on the next succeeding Business Day in the event such payment is made on a day which is not a Business Day; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary
to compensate for such shortfall; and (d) any obligation of   the
Company not discharged by such Payment shall be due as a   separate
and independent obligation and, until discharged as provided herein, shall continue in full force and effect.





                                             Exhibit 4(d)
                                             ------------
                                              (44 of 111)

          Section 312.   Certification by a Person Entitled to
                         Delivery of a Bearer Security.

     Whenever any provision of this Indenture or a Debt Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.


                               ARTICLE FOUR

                        SATISFACTION AND DISCHARGE


          Section 401.   Satisfaction and Discharge of Indenture.

     This Indenture, with respect to the Debt Securities of any series (if all series issued under this Indenture are not to be affected), shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debt Securities herein expressly provided for and rights to receive payments of principal of (and premium, if any) and interest on such Debt Securities and any right to receive additional amounts, as provided in Section 1202 or 1302) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Debt Securities and the Coupons, if any, of such series theretofore authenticated and delivered (other than (i) Coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities of such series and maturing after such exchange, surrender of which is not required or has been waived as provided in
          Section 305, (ii) Debt Securities and Coupons of such series that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 306,
          (iii) Coupons appertaining to Bearer Securities of such series called for redemption and maturing after the relevant Redemption Date surrender of which has been waived pursuant to this Indenture, and (iv) Debt Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1204) have been delivered to the Trustee for cancellation; or
                                             Exhibit 4(d)
                                             ------------
                                              (45 of 111)

              (B) all such Debt Securities and Coupons, if any, of such series not theretofore delivered to the Trustee for cancellation

                    (i)    have become due and payable, or

                    (ii)   will become due and payable  at  their
               Stated Maturity within one year,   or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the Currency specified in this Indenture or as otherwise specified pursuant to Section 301 sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities and Coupons that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit, the obligations of the Company under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last Subsection of Section 1204 shall survive.


                                             Exhibit 4(d)
                                             ------------
                                              (46 of 111)

          Section 402.   Application of Trust Money.

     Subject to the provisions of the last Subsection of Section 1204, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee, but such money need not be segregated from other funds except to the extent required by law.

          Section 403.   Indemnity.

     The Company shall pay and indemnify the Trustee and the Holders of Debt Securities and Coupons, if any, of any series as to which the Company's obligations under this Indenture have terminated against any tax (other than income tax), fee or other charge resulting from the deposit of cash in accordance with
Section 401 and termination of the Company's obligations under this Indenture with respect to the Debt Securities and Coupons of such series.

                               ARTICLE FIVE

                                 REMEDIES

          Section 501.   Events of Default.

     "Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events:

          (1) default in the payment of any installment of interest upon any Debt Security of such series or a related
     Coupon, if any, when and as such installment of interest shall become due and payable, and such default shall continue for a period of 30 days; or

          (2) default shall be made in the payment of any principal of (or premium, if any, on) any Debt Security of such series at its Maturity; or

          (3) default shall be made in the payment of any sinking fund installment, when and as the same shall become due and payable by the terms of a Debt Security of such series; or



                                             Exhibit 4(d)
                                             ------------
                                              (47 of 111)

          (4) failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company in the Debt Securities of a series or in this Indenture (other than a covenant or agreement which has expressly been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and such failure shall continue unremedied for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of Outstanding Debt Securities of such series; or

          (5) a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Company in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, appointing a custodian or receiver, or liquidator or trustee or assignee of the Company or of its property, or the winding up or liquidation of its affairs, and such decree or order shall have remained in force, undischarged and unstayed, for a period of 90 consecutive days; or

          (6) the Company shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or shall consent to the appointment of or taking possession by a custodian or receiver or liquidator or trustee or assignee of it or of its property, or shall make an assignment for the benefit of creditors; or

          (7) an event of default in respect of any Indebtedness or Contingent Obligation under which the Company or any of its Subsidiaries has at the date of such event of default outstanding $50,000,000, or the equivalent in another currency or currencies, aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such Indebtedness or Contingent Obligation shall, as a result thereof, have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within 30 days after notice of such acceleration shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Debt Securities of such series; provided, however, that if such event of
                                             Exhibit 4(d)
                                             ------------
                                              (48 of 111)

     default in respect of any Indebtedness or Contingent Obligation shall be remedied or cured by the Company or waived by the holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation, then, unless the Debt Securities of such series shall have been accelerated as provided herein, the Event of Default hereunder by reason hereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any holders of the Debt Securities of such series; provided, further, that, subject to the provisions of Sections 601, 602 and 603, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the Company, as provided in Section 1205, by the holder or an agent of the holder of any such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the holders of not less than 25% in the aggregate principal amount of the Outstanding Debt Securities of such series; or

          (8) any other Event of Default provided with respect to Debt Securities of that series pursuant to Section 301.

          Section 502.   Acceleration of Maturity; Rescission and
                         Annulment.

     If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs, then and in every such case, so long as such Event of Default shall not have been remedied, unless the principal of all the Debt Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series, by notice in writing to the Company (and to the Trustee if given by the Holders), may declare the principal amount (or, if the Debt Securities of such series are Discount Securities, such portion of the principal amount of such Discount Securities as may be specified in the terms of such series) of and all accrued but unpaid interest on all the Debt Securities of such series to be due and payable immediately, and upon any such declaration such principal amount (or specified amount) and interest shall become immediately due and payable, anything in this Indenture or in the Debt Securities contained to the contrary notwithstanding. Upon payment in full of such amounts in the currency specified in this Indenture or as otherwise specified pursuant to Section 301, all obligations of the Company in respect of the payment of principal of and interest on the Debt Securities of such series shall terminate. This provision, however, is subject to the condition that if, at any time after the principal of any series of Debt Securities shall have been so
                                             Exhibit 4(d)
                                             ------------
                                              (49 of 111)

declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum in the Currency specified in this Indenture or as otherwise specified pursuant to Section 301, sufficient to pay all matured installments of interest upon all the Debt Securities of such series or all overdue payments with respect to any related Coupons and the principal of and premium, if any, on any and all Debt Securities of such series which shall have become due otherwise than by acceleration (with interest on such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the rate borne by each Debt Security or upon overdue payments on any Coupons at the rate or rates prescribed therefor in such Coupons to the date of such payment or deposit) and the expenses of the Trustee, and any and all Events of Default under the Indenture, other than the nonpayment of principal on such series of Debt Securities which shall have become due as a result of the acceleration being rescinded, shall have been cured, remedied or waived, then, and in every such case, the Holders of a majority in aggregate principal amount of the outstanding Debt Securities of such series by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then, and in every such case, the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

     For all purposes under this Indenture, if a portion of the principal of any Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Discount Securities.

                                             Exhibit 4(d)
                                             ------------
                                              (50 of 111)

          Section 503.   Collection of Indebtedness and Suits for
                         Enforcement.

     The Company covenants that:

          (1) in case default occurs in the payment of any installment of interest on any Debt Security or any payment with respect to any Coupons, as and when such interest or payment shall become due and payable and such default shall have continued for a period of 30 days, or

          (2) in case default occurs in the payment of any principal of (or premium, if any, on) any Debt Security at the Maturity thereof,

upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of such Debt Securities or of such Coupons, the whole amount that then shall have become due and payable on such Debt Securities or matured Coupons for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest is enforceable under applicable law, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the rate or rates prescribed therefor in such Debt Securities or Coupons; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Trustee, except as a result of its negligence or bad faith.

     In case the Company shall fail to pay such amount forthwith upon demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled to institute any action, suit or proceeding at law or in equity and recover judgment against the Company for the whole amount so due and unpaid, to cause execution to issue upon such judgment and to cause the same to be collected out of the property, interests and rights of the Company or any other obligor upon such Debt Securities by the sale thereof or otherwise, or to exercise any one or more appropriate legal or equitable remedies.

     If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities and Coupons of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights either by suit in equity or by action at law or by proceedings in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power
                                             Exhibit 4(d)
                                             ------------
                                              (51 of 111)

granted herein, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          Section 504.   Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities and Coupons, if any, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debt Securities and Coupons of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt, on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or Coupons of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                             Exhibit 4(d)
                                             ------------
                                              (52 of 111)

          Section 505.   Trustee May Enforce Claims Without
                         Possession of Debt Securities or Coupons.

     All rights of action and claims under this Indenture or the Debt Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities or Coupons in respect of which such judgment has been recovered.

          Section 506.   Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities or Coupons of any series in respect of which money has been collected and the notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

          First: To the payment of costs and expenses of collection, and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith and of all amounts owed to the Trustee pursuant to Section 607;

          Second: In case any principal of the Debt Securities of any series shall not have become due, to the payment of interest on the Debt Securities or Coupons of such series, in the order of the maturity of the installments of such interest, with interest (so far as may be lawful and to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by such Debt Securities or Coupons, such payments to be made ratably to the persons entitled thereto, without discrimina-

     tion or preference;

          Third: In case any principal of the Debt Securities of any series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debt Securities of such series of principal, premium, if any, any interest, with interest on the overdue principal and premium, if any, and (so far as may be lawful and to the
                                             Exhibit 4(d)
                                             ------------
                                              (53 of 111)

     extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Debt Securities or Coupons of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Debt Securities or Coupons, then to the payment of such principal, premium, if any, and interest, without preference or priority of principal or premium, if any, over interest, or of interest over principal or premium, if any, or of any installment of interest over any other installment of interest, or of any Debt Security or Coupon over any other Debt Security or Coupon of such series, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest; and

          Fourth: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     For the purposes of this Section, the Holders of any Debt Securities denominated in ECU, any other composite currency or a Foreign Currency and any matured Coupons relating thereto shall be entitled to receive a ratable portion of the amount determined pursuant to 310(c)(ii) hereof.

          Section 507.   Limitation on Suits.

     No Holder of any Debt Security or Coupon of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                                             Exhibit 4(d)
                                             ------------
                                              (54 of 111)

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding
     Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Debt Securities or Coupons of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this Section 507, each and every Holder of Debt Securities or Coupons of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

          Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     The Holder of any Debt Security or of any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section
307) interest on the respective Stated Maturity or Maturities expressed in such Debt Security or Coupon (or, in the case of redemption, on the Redemption Date) and, subject to Section 507, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          Section 509.   Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 510.   Rights and Remedies Cumulative.

     Except as otherwise provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted
                                             Exhibit 4(d)
                                             ------------
                                              (55 of 111)

by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 511.   Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Debt Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 512.   Control by Holders of Debt Securities.

     The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided, that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 513.   Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series and any related Coupons waive any past default hereunder with respect to such series and its consequences, except a default:



                                             Exhibit 4(d)
                                             ------------
                                              (56 of 111)

          (1) in the payment of any principal of (or premium, if any) or interest on any Debt Security of such series or in the payment of a related Coupon, or

          (2) in respect of a covenant or provision hereof that under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Debt Securities of such series and related Coupons under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 514.   Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Debt Security or any Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in the principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder of a Debt Security or Coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on such Debt Security or the payment of such Coupon on or after the respective Stated Maturity or Maturities expressed in such Debt Security or Coupon (or, in the case of redemption, on or after the Redemption Date).

          Section 515.   Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do
so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder,
                                             Exhibit 4(d)
                                             ------------
                                              (57 of 111)

delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                ARTICLE SIX

                                THE TRUSTEE

          Section 601.   Certain Duties and Responsibilities.

     (a) With respect to Debt Securities of any series, except during the continuance of an Event of Default with respect to the Debt Securities of such series,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to Debt Securities of any series or Coupons has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series or Coupons, if any, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;




                                             Exhibit 4(d)
                                             ------------
                                              (58 of 111)

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 602.   Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to Debt Securities or Coupons, if any, of any series the Trustee shall give to all Holders of Debt Securities and Coupons of such series, in the manner and to the extent provided in
Section 703(c) and Section 105, notice of each default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of default in the payment of any principal of (or premium, if any) or interest on any Debt Security or coupon of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and for so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Debt Securities and of Coupons of such series; and provided further that in the case of any default of the character specified in
Section 501(4) with respect to Debt Securities of such series no-such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term

                                             Exhibit 4(d)
                                             ------------
                                              (59 of 111)

"default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt
Securities or Coupons of such series.


          Section 603.   Certain Rights of Trustee.

     Except as otherwise provided in Section 601:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company
Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities or Coupons of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities that might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see


                                             Exhibit 4(d)
                                             ------------
                                              (60 of 111)

fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.


          Section 604. Not Responsible for Recitals or Issuance of Debt Securities.

     The recitals contained herein, in the Debt Securities, and in any Coupons, except the Trustee's certificates of authentication shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the legality, validity or sufficiency of this Indenture or of the Debt Securities or Coupons, if any, of any series. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof.

          Section 605.   May Hold Debt Securities or Coupons.

     The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities or Coupons, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.


          Section 606.   Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.
Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.



                                             Exhibit 4(d)
                                             ------------
                                              (61 of 111)

          Section 607.   Compensation and Reimbursement.

     The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Debt Securities and Coupons, if any, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on Debt Securities and Coupons.

     The obligations of the Company under this Section 607 to compensate and indemnify the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge of this Indenture.


     Section 608.   Disqualification; Conflicting Interests.

     The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act. The Indenture dated as of October 15, 1989 between the Company and the Trustee shall be deemed to be specifically described herein for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                             Exhibit 4(d)
                                             ------------
                                              (62 of 111)

          Section 609.   Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America (including any State thereof and the District of Columbia), authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State or District of Columbia authority and having its Corporate Trust office or an agency in New York, New York and in such other places as may be required pursuant to any indenture supplemental hereto; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 609 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes a report of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


          Section 610.   Resignation and Removal; Appointment of
                         Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.



                                             Exhibit 4(d)
                                             ------------
                                              (63 of 111)

     (c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608(a) with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

          (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any


                                             Exhibit 4(d)
                                             ------------
                                              (64 of 111)

court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company.
If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided and if the Trustee is still incapable of acting, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series in the manner and to the extent provided in Section 105, to the Holders of Debt Securities. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

          Section 611.   Acceptance of Appointment by Successor.

     (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the
                                             Exhibit 4(d)
                                             ------------
                                              (65 of 111)

retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 607.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee upon payment of its charges and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.
                                             Exhibit 4(d)
                                             ------------
                                              (66 of 111)

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b)of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 612.   Merger, Conversion, Consolidation or
                         Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect that this Indenture provides for the certificate of authentication of the Trustee.

          Section 613.   Preferential Collection of Claims Against
                         Company.

     The Trustee shall comply with the provisions of Section 311(a) and (b) of the Trust Indenture Act.

          Section 614.   Appointment of Authenticating Agent.

     As long as any Debt Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Debt Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 306. Debt Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and
                                             Exihibit 4(d)
                                             -------------
                                              (67 of 111)

obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 (determined as provided in Section 609 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign with respect to one or more series of Debt Securities by giving written notice of resignation to the applicable Trustee and to the Company.

     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 614 with respect to one or more series of Debt Securities, the Trustee shall appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Debt Securities of such series in the manner and to the extent provided in Section 105. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Trustee agrees to pay each Authenticating Agent for such series from time to time reasonable compensation for its services. The Authenticating Agent for the Debt Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.



                                             Exhibit 4(d)
                                             ------------
                                              (68 of 111)

                               ARTICLE SEVEN

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 701.   Company to Furnish Trustee Names and
                         Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee with respect to Debt Securities of each series for which it acts as Trustee:

     (a) semiannually and not more than 15 days after (i) each Regular Record Date in respect of the Debt Securities of such series, or (ii) dates to be determined pursuant to Section 301 in the event interest does not become payable in a year (other than because of an Event of Default pursuant to Section 501(l)), all information in the possession or control of the Company, or the Paying Agent or the Security Registrar, other than the Trustee, as to the names and addresses of the Registered Holders as of such Regular Record Date or such other dates, as the case may be, in the form of a list or in such other form as the Trustee may reasonably require; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

     (c) For the purposes of this Section only, the term "Company" means any obligor upon the Debt Securities of any series or any related Coupons.

          Section 702.   Preservation of Information;
                         Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders of Registered securities contained in the most recent list furnished to the Trustee as provided in Section 701, received by it in the capacity of Paying Agent or Security Registrar (if so acting) hereunder, and filed with it within the two preceding years pursuant to Section 703(c)(2).

     The Trustee may destroy any list furnished to it pursuant to
Section 701 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon delivering to itself as Trustee, not
                                             Exhibit 4(d)
                                             ------------
                                              (69 of 111)

earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, destroy any list delivered to itself as Trustee which was compiled from the information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon the receipt of a new list so delivered, and destroy not earlier than two years after filing, any information filed with it pursuant to Section 703(c)(2).

     (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with
     Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the most recent information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable
                                             Exhibit 4(d)
                                             ------------
                                              (70 of 111)

law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Debt Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

          Section 703.   Reports by Trustee.

     (a) Within 60 days after October 15 of each year commencing with the year following the year in which Debt Securities are first issued hereunder, and for so long as any Debt Securities are Outstanding hereunder, the Trustee shall transmit by mail to all Holders of Debt Securities of any series with respect to which it acts as Trustee, in the manner hereinafter provided in this Section 703 and to the extent required by Section 313 (a) of the Trust Indenture Act, a brief report dated as of such O tober 15 with respect to the matters set forth in said section 313 (a).

     (b) The Trustee shall transmit by mail to all Holders of Debt Securities of any series (whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
Section 702(a)) for which it acts as the Trustee, as hereinafter provided, a brief report with respect to:

          (1) the release, or release and substitution, of property subject to a Lien created pursuant to Section 1001(3) or
     Section 1207 (and the consideration therefor, if any) unless the fair value of such property, as set forth in the certificate or opinion required by Section 314(d) of the Trust Indenture Act, is less than 10% of the principal amount of Debt Securities Outstanding at the time of such release, or such release and substitution, such report to be so transmitted within 90 days after such time; and
                                             Exhibit 4(d)
                                             ------------
                                              (71 of 111)

          (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debt Securities of such series, on the trust estate or on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee for each series shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debt Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports pursuant to this Section shall be transmitted by mail:

          (1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;

          (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (3) except in the case of reports pursuant to Subsection
     (b) of this Section, to each Holder of a Debt Security of any series whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

     (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Debt Securities are listed on any stock exchange.

          Section 704.   Reports by Company.

     The Company will:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section
                                             Exhibit 4(d)
                                             ------------
                                              (72 of 111)

     15(d) of the Securities Exchange Act of 1934, as amended, or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders of Debt Securities, in the manner and to the extent provided in Section 703, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                               ARTICLE EIGHT

                          CONCERNING THE HOLDERS

          Section 801.   Acts of Holders.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments
                                             Exhibit 4(d)
                                             ------------
                                              (73 of 111)

executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

          Section 802. Proof of Ownership; Proof of Execution of Instruments by Holders.

     The ownership of Registered Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

     The ownership of Bearer Securities shall be proved by production of such Bearer Securities or by a certificate executed by any bank or trust company, which certificate shall be dated and shall state on the date thereof a Bearer Security bearing a specified identifying number or other mark was deposited with or exhibited to the person executing such certificate by the person named in such certificate, or by any other proof of possession reasonably satisfactory to the Trustee. The holding by the person named in any such certificate of any Bearer security specified therein shall be presumed to continue for a period of one year unless at the time of determination of such holding (1) another certificate bearing a later date issued in respect of the same Bearer Security shall be produced, (2) such Bearer Security shall be produced by some other Person, (3) such Bearer Security shall have been registered on the Security Register, if, pursuant to
Section 301, such Bearer Security can be so registered, or (4) such Bearer Security shall have been cancelled or paid.

     Subject to the provisions of Sections 601, 603 and 905, proof of the execution of a writing appointing an agent or proxy and the execution of any instrument by a Holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

     The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgement of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other officer. Where such execution is by an officer of a corporation or association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.


                                             Exhibit 4(d)
                                             ------------
                                              (74 of 111)

     The record of any Holders' meeting shall be proved in the manner provided in Section 906.

     The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

     If the Company shall solicit from the Holders of Debt
Securities of any series any Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the deter-

mination of Holders of Registered Securities entitled to take such Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such Act may be sought or given before or after the record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders of Registered Securities for the purpose of determining whether Holders of the requisite proportion of Outstanding Debt Securities of such series have authorized or agreed or consented to such Act, and for that purpose the Outstanding Registered Securities of such series shall be computed as of such record date.

          Section 803.   Persons Deemed Owners.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice of the contrary. The Company, the Trustee, and any agent of the Company or the Trustee may treat the Holder of any Bearer Security or of any Coupon as the absolute owner of such Bearer Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or any Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt Security or Coupon.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account

                                             Exhibit 4(d)
                                             (75 of 111)

of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          Section 804.   Revocation of Consents; Future Holders
                         Bound.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 801, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this Indenture in connection with such Act, any Holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 802, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of such Debt Securities and all past, present and future Holders of Coupons, if any, appertaining thereto and of any Debt Securities and Coupons issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or Coupons or such other Debt Securities or Coupons.


                              ARTICLE NINE

                             HOLDERS' MEETINGS

          Section 901.   Purpose of Meetings.

     A meeting of Holders of any or all series may be called at any time from time to time pursuant to the provisions of this Article
Nine for any of the following purposes:

          (1) to give any notice to the Company or the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

          (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article Six;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
     Section 1102; or

                                             Exhibit 4(d)
                                             ------------
                                              (76 of 111)

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the outstanding Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          Section 902.   Call of Meetings by Trustee.

     The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in Section 901, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 105. Such notice shall be given not less than 20 days or more than 90 days prior to the date fixed for the meeting.

          Section 903.   Call of Meetings by Company or Holders.

     In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the outstanding Debt Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of the Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 901, by giving notice thereof as provided in Section 902.

          Section 904.   Qualifications for Voting.

     To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of a Debt Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.




                                             Exhibit 4(d)
                                             ------------
                                              (77 of 111)

          Section 905.   Regulations.

     Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities of such series in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 903, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

     Subject to the provisos in the definition of "Outstanding", at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to vote in such manner so that whether the specified percentage required for any Act has been voted may be calculated by the inspectors; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Debt Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of
Section 902 or 903 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

          Section 906.   Voting.

     The vote upon any resolution submitted to any meeting of Holders of any series with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be
                                             Exhibit 4(d)
                                             ------------
                                              (78 of 111)

prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 902. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and another to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          Section 907.   No Delay of Rights by Meeting.

     Nothing in this Article Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of the Indenture or of the Debt Securities of any series.


                                ARTICLE TEN

           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR  LEASE

          Section 1001.  Company May Consolidate, etc., Only on
                         Certain Terms.

     The Company shall not, nor shall it permit MCI Telecom to, merge, consolidate or combine directly or indirectly with or into any Person except:

          (1) MCI Telecom may merge, consolidate or combine with or into any other Person, if immediately after giving effect thereto, (i) no Event of Default, and no event which after notice or lapse of time or both would constitute an Event of Default, would exist, and (ii) MCI Telecom shall be the surviving corporation in such merger, consolidation or combination or the successor entity shall be a corporation organized and existing under the laws of the United States of America, any political subdivision or state thereof;

          (2)  the Company may merge, consolidate or combine with
     another entity if (i) the Company shall be the corporation surviving the merger, or the corporation into which the
                                             Exhibit 4(d)
                                             ------------
                                              (79 of 111)

     Company shall be merged or formed by any such consolidation is a corporation organized and existing under the laws of the United States of America, any political subdivision or state thereof and shall assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Sections 1202 and 1302) on all the Debt Securities and the due and punctual payment of any Coupons and the performance of every covenant of this Indenture on the part of the Company to be performed or observed, and (ii) if immediately after giving effect thereto, no Event of Default, and no event which after notice or lapse of time would constitute an Event of Default, would exist; and

          (3) the Company and the successor Person have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such merger, consolidation or combination and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Section 1002.  Successor Corporation Substituted.

     Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1001, the successor corporation formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities and Coupons.

          Section 1003.  Opinion of Counsel.

     The Trustee shall be entitled to receive and, subject to Sections 601 and 603, shall be protected in relying on an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article Ten.





                                             Exhibit 4(d)
                                             ------------
                                              (80 of 111)

                              ARTICLE ELEVEN

                          SUPPLEMENTAL INDENTURES

          Section 1101.  Supplemental Indentures Without Consent
                         of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company, and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities or Coupons (and, if such covenants are to be for the benefit of less than all series of Debt Securities or Coupons, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default (and, if such Events of Default are to be applicable to less than all series of Debt Securities and coupons, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any, on) Registered Securities or of principal of (or premium, if any) or any interest on Bearer Securities, provided that interest on Bearer Securities shall, except as otherwise provided in
     Section 307, be payable only outside the United States and provided further that any such action shall not adversely affect the interests of the Holders of Debt Securities or any Coupons of any series in any material respect, or to permit or facilitate the issuance of Debt Securities of any series in uncertificated form; or

          (5) to add to or change any of the provisions of this Indenture as shall be necessary or desirable to establish that Bearer Securities are issued under arrangements reasonably designed to ensure that they are sold or resold in connection
                                             Exhibit 4(d)
                                             ------------
                                              (81 of 111)

     with their original issuance only to a person who is not a United States Person or who is a United States Person that is a financial institution (as defined in U.S. Treas. Reg. Sec. 1.165-12(c)(1)(v)) purchasing for its own account or for the account of a customer and that agrees to comply with the requirements of section 165(j)(3)(A), (B), or (C) of the Code and the regulations thereunder or any successor provisions thereto (including without limitation the procedures and other requirements necessary to satisfy the conditions set forth in section 163(f)(2)(B) of the Code), and any other requirements that must be complied with in order to avoid the disallowance of an interest deduction by the Company with respect to interest paid on the Bearer Securities or Coupons, the imposition of an excise tax on the Company with respect to the Bearer Securities or Coupons, or the disallowance from exemption from withholding tax on interest paid on the Bearer securities or Coupons; or

          (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Debt Security or Coupon of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supple-

     mental indenture would apply; or

          (7) to establish the form or terms of Debt Securities and Coupons of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

          (9) to evidence any changes to Section 608 or 609 permitted by the terms thereof; or

          (10) to add or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interests of the Holders of the Debt Securities of any series or any appurtenant Coupons in any material respects; or


                                             Exhibit 4(d)
                                             ------------
                                              (82 of 111)

          (11) to secure the Debt Securities pursuant to the requirements of Sections 1001 or 1207, or otherwise; or

          (12) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Outstanding Debt Securities or Coupons of any series in any material respect.

          Section 1102.  Supplemental Indentures with Consent of
                         Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities, provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security affected thereby:

          (1) change the Stated Maturity of the principal of, or on any installment of principal of or interest on or sinking fund payment on any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made with respect to a Coupon, or change the Currency in which the principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of any Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or change any obligation of the Company to pay additional interest pursuant to Section 1202 or 1302 (except as contemplated by Section 1101(1)), or limit the obligation of the Company to maintain a paying agency outside the United States for payment on Bearer Securities as provided in Section 1203, or limit the obligation of the Company to redeem an Affected Security as provided in Section 1302(b); or
                                             Exhibit 4(d)
                                             ------------
                                              (83 of 111)

          (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (3) modify any of the provisions of this Section or
     Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Debt Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this provision in accordance with the requirements of Sections 611 and 1101(7).

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Debt Securities and Coupons, if any, or that modifies the rights of the Holders of Debt Securities and Coupons of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities and Coupons, if any, of any other series.

          Section 1103.  Execution of Supplemental Indentures.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

          Section 1104.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this
Article, this Indenture shall be modified in accordance therewith,
                                             Exhibit 4(d)
                                             ------------
                                              (84 of 111)

and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities and Coupons theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 1105.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 1106.  Reference in Debt Securities to
                         Supplemental Indentures.

     Debt Securities and Coupons, if any, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series and any appurtenant Coupons so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Debt Securities and Coupons of such series.

          Section 1107.  Notice of Supplemental Indenture.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 1102, the Company shall transmit to the Holders of Debt Securities of any series affected thereby a notice setting forth the substance of such supplemental indenture.


                             ARTICLE TWELVE

                                 COVENANTS

          Section 1201.  Payment of Principal, Premium and
                         Interest.

     The Company covenants that it will duly and punctually pay, or cause to be paid, the principal of, premium, if any, and interest on each of the Debt Securities and pay any Coupons in accordance with the terms of the Debt Securities, the Coupons and this Indenture. Any interest due on Coupon Securities on or before Maturity, other than additional amounts, if any, payable as provided in Sections 1202 and 1302 in respect of principal of (or premium, if any, on) such a Debt Security, shall be payable only
                                             Exhibit 4(d)
                                             ------------
                                              (85 of 111)

upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. Except with respect to Coupon Securities or as otherwise specified pursuant to Section 301, the interest on the Debt Securities, whether in temporary or definitive form, shall be payable without presentation of such Debt Securities, and only to or upon the written order of the Registered Holders thereof and may be paid by checks to the order of such Registered Holders, mailed to their addresses as they appear upon the Security Register.

          Section 1202.  Payment of Additional Interest.

     Unless otherwise provided pursuant to Section 301, the provisions of this Section 1202 shall be applicable to Bearer
Securities of any series.

     The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of any Bearer Security or Coupon that is a United States Alien such amounts as may be necessary so that every net payment on such Bearer Security or Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (which, for purposes of this Section shall include only the United States of America, its political subdivisions and taxing authorities thereof or therein), will not be less than the amount provided in such Bearer Security or Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest for or on account of:

     (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having had a permanent establishment therein or (ii) such Holder's past or present status as a personal holding company, foreign personal holding company or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States Federal income tax;


                                             Exhibit 4(d)
                                             ------------
                                              (86 of 111)

     (b) any estate, inheritance, gift, sales, excise, gross receipts, transfer or real or personal property tax or any similar tax, assessment or other governmental charge;

     (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of a Bearer Security or Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurs later;

     (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on a Bearer Security or Coupon;

     (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Bearer Security or Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

     (f) any tax, assessment or other governmental charge that would not have been imposed (by reason of treaty or otherwise) but for a failure to comply with applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of a Bearer Security or Coupon if such compliance is required by treaty, statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

     (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns 10 percent or more of the combined voting power of all classes of stock of the Company, that is a controlled foreign corporation related to the Company through stock ownership, or that is a bank with respect to which the holding of the Bearer Security or Coupon is treated as the extension of credit in the ordinary course of its trade or business; or

     (h) any tax, assessment or other governmental charge imposed on a Holder as the result of a determination made under section
871(h)(6) or 881(c)(6) of the Code;

nor shall additional interest be paid with respect to a payment on a Bearer Security or Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment




                                             Exhibit 4(d)
                                             ------------
                                              (87 of 111)

to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of such Bearer Security or Coupon.

     Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on any Debt Security or payment with respect to any Coupon of any series, such mention shall be deemed to include mention of the payment of additional interest provided for in the terms of such Debt Securities and this Section to the extent that, in such context, additional interest is, was or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional interest (if applicable) in any provisions hereof shall not be construed as excluding additional interest in those provisions hereof where such express mention is not made.

     If the payment of additional interest becomes required in respect of the Debt Securities of a series, at least ten days prior to the first Interest Payment Date with respect to which such additional interest will be payable (or if the Debt Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made and on which such additional interest will be payable), and at least ten days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and each Paying Agent with an Officers' Certificate that shall specify by country the amount, if any, required to be withheld on such payments to Holders of Debt Securities or Coupons that are United States Aliens, and the Company will pay to the Trustee or such Paying Agent the additional interest, if any, required by the terms of such Debt Securities and this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 1202.

          Section 1203.  Maintenance of Office or Agency.

     The Company covenants that, so long as any Debt Securities remain outstanding, it will maintain in each Place of Payment for any series of Debt Securities and Coupons an office or agency where Debt Securities of such series (but, except as otherwise provided in Section 307, unless such Place of Payment is located outside the United States, no Bearer Securities or Coupons) may be presented
                                             Exhibit 4(d)
                                             ------------
                                              (88 of 111)

for registration of transfer and exchange as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Debt Securities and Coupons of such series or of this Indenture may be served, and where Debt Securities and Coupons of such series may be presented for payment. So long as any Bearer Securities of any series remain Outstanding, the Company will maintain for such purposes one or more offices or agencies outside the United States in such city or cities specified pursuant to
Section 301, and, if any Bearer Securities are listed on a securities exchange as in this Indenture provided that requires an office or agency for the payment of principal of (and premium, if any) or interest on such Bearer Securities in a location other than the location of an office or agency specified pursuant to Section 301, the Company will maintain for such purposes an office or agency in such location for so long as any Bearer Securities are listed on such securities exchange and such exchange so requires. The Company will give written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee (in the case of Registered Securities) and at an office of the Trustee outside of the United States to be specified (in the case of Bearer Securities).

          Section 1204.  Provisions as to Paying Agent.

     (a) If the Company shall appoint a Paying Agent with respect to any series of Debt Securities and Coupons, other than the Trustee, it will cause each such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to this Section 1204:

          (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Debt Securities of such series and the payment of any related Coupons (whether such sums have been paid to it by the Company or by any other obligor on the Debt Securities or related Coupons of such series) in trust for the benefit of the Holders of such series, and will notify the Trustee of the receipt of such sums to be so held,

          (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor upon the Debt
     Securities of such series) to make any payment of the principal of and premium, if any, or interest on the Debt
     Securities of such series and the payment on any related
     Coupons when the same shall be due and payable, and

                                             Exhibit 4(d)
                                             ------------
                                              (89 of 111)

          (3) that it will, at any time during the continuance of an Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums held by it as such agent.

     (b) If the Company shall act as its own paying agent, with respect to any series of Debt Securities or Coupons, if any, it will, on or before each due date of the principal of and premium, if any, or interest on any of the Debt Securities of such series and any appurtenant Coupons, set aside, segregate and hold in trust for the benefit of the Holders of such series, a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action.

     (c) Anything in this Section 1204 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any Paying Agent hereunder, as required by this Section 1204, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 1204 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 1204 is subject to the following:

          (1) In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent (other than the Trustee) under this Indenture shall, upon and in accordance with the demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          (2) Any moneys deposited with the Trustee or any Paying Agent remaining unclaimed by the Holders of Debt Securities or Coupons of any series for two years after the date upon which the principal of and premium, if any, or interest on such Debt Securities or Coupons shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on written demand; and the Holder entitled to receive such payment shall thereafter look only to the Company for the payment thereof, and any and all liability of the Trustee or of any Paying Agent with respect to such moneys shall thereupon cease.

          Section 1205.  Certificate to Trustee.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, commencing with the first fiscal year


                                             Exhibit 4(d)
                                             ------------
                                              (90 of 111)

in which Debt Securities are issued hereunder, a written statement signed by the Company's principal executive officer, principal financial officer or principal accounting officer, stating that

          (a) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision and

          (b) to his or her knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture through such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof. Such statement need not include reference to any default which has been fully cured prior to the date as of which such statement speaks.

     The Company will deliver written notice to the Trustee within five days after any officer of the Company has actual knowledge of the occurrence of any event that with the giving of notice to the Company and the passage of time would become an Event of Default under Section 501(7).

          Section 1206.  Appointment to Fill Vacancy in Trustee's
                         Office.

     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in
Section 610, a Trustee, so that at all times there shall be a Trustee hereunder.

          Section 1207.  Limitation on Liens.

     From and after the date of the first issue of Debt Securities under this Indenture, the Company shall not, directly or indirectly make, create, incur, assume or suffer to exist any Lien upon or with respect to any of the capital stock of MCI Telecom, nor shall it permit MCI Telecom to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether owned as of such date or thereafter acquired, unless the Debt Securities then outstanding shall be equally and ratably secured with any other obligation or indebtedness so secured, except for any of the following:

     (a) any Lien existing on the property of MCI Telecom on the date of the first issue of Debt Securities under this Indenture securing Indebtedness outstanding on such date;



                                             Exhibit 4(d)
                                             ------------
                                              (91 of 111)

     (b) Liens for taxes, assessments or other governmental charges which are not delinquent or remain payable without material penalty, or the validity of which is contested in good faith by appropriate proceedings (to the extent that it would be appropriate to contest the levy or imposition of such tax as an alternative to payment) upon stay of execution or the enforcement thereof and for which adequate reserves or other appropriate provision has been made in accordance with generally accepted accounting principles;

     (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not material or, if material, are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings;

     (d) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation;

     (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and do not materially detract from the overall value to MCI Telecom of all property and assets of MCI Telecom subject to such Liens or interfere with the ordinary conduct of the business of MCI Telecom;

     (g) Liens on assets which shall be acquired by MCI Telecom either directly or through the acquisition of the owner of such assets after the date of the first issue of Debt Securities under this Indenture, if such Liens shall have existed at the time the assets or the owner of such assets were acquired and shall not have been created in anticipation thereof by or with the agreement of MCI Telecom;

     (h) Liens on assets (other than current assets) which shall be acquired by MCI Telecom after the date of the first issue of Debt Securities under this Indenture if such Liens shall have been created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of the acquisition of such assets or shall otherwise be created in anticipation of such acquisition by or with the agreement of MCI Telecom; and


                                             Exhibit 4(d)
                                             ------------
                                              (92 of 111)

     (i) Liens not otherwise permitted hereunder securing obligations of MCI Telecom in an aggregate amount not to exceed an amount equal to 10% of the total assets of MCI Telecom at any time, provided that, at the time any such Lien is created or incurred, the aggregate book value of the assets subject to such Lien shall not exceed an amount equal to 125% of the amount of the obligation secured by such assets.

          Section 1208.  Sale or Lease of Assets.

     From and after the date of the first issue of Debt Securities under this Indenture, the Company shall not, directly or indirectly, sell, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of the shares of capital stock of MCI Telecom, nor shall the Company permit MCI Telecom to, directly or indirectly, sell, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or a material part of the assets, business or property of MCI Telecom (including without limitation, accounts and notes receivable, with or without recourse), whether owned as of such date or thereafter acquired, or enter into any agreement to do any of the foregoing, except any of the following:

     (a) dispositions by MCI Telecom of obsolete or worn-out property or real property no longer used or useful in its business;

     (b) sales to local exchange carriers, with or without recourse, of customer receivables in the ordinary course of business;

     (c) dispositions of assets acquired, either directly or through the acquisition of the owner of such assets, after the date of the first issue of Debt Securities under this Indenture;
provided, that each such disposition shall be for fair and adequate consideration; and

     (d) dispositions (including, without limitation, sales pursuant to sale-leaseback transactions) by MCI Telecom not otherwise permitted hereunder which are made for fair market value; provided that the book value of all Disposed Assets (as hereinafter defined) disposed of pursuant to this Section 1208(d) after the date of the first issue of Debt Securities under this Indenture does not exceed 25% of the greater of (i) the book value of the assets of MCI Telecom as of December 31, 1993 and (ii) the book value of the assets of MCI Telecom as of the date of the most recent financial statements furnished to the Trustee pursuant to
Section 704(1).



                                             Exhibit 4(d)
                                             ------------
                                              (93 of 111)

     For purposes of Section 1208(d), the term "Disposed Assets" shall mean all assets of MCI Telecom other than cash and cash equivalents, equity investments, franchises, licenses, permits, patents, patent applications, copyrights, trademarks, trade names, goodwill, experimental or organizational expense, and other like intangibles (but excluding rights of way treated as assets).

          Section 1209.  Maintenance of Telecommunications
                         Business.

     The Company shall maintain the business of providing telecommunications services as a principal business of the Company and its Subsidiaries taken as a whole and shall cause MCI Telecom to maintain such business as its principal business.


                             ARTICLE THIRTEEN

                       REDEMPTION OF DEBT SECURITIES

          Section 1301.  Applicability of Article.

     Debt Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Debt Securities of any series) in accordance with this Article.

          Section 1302.  Tax Redemption; Special Tax Redemption.

     (a) Unless otherwise specified pursuant to Section 301, Bearer Securities of any series may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 30 or more than 60 days' notice in accordance with
Section 1305 (which notice shall be irrevocable), at the Redemption Price thereof (calculated without premium), if the Company has or will become obligated to pay additional interest on such Bearer Securities pursuant to Section 1202 as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the date on which any Person (including any Person acting as underwriter, broker or dealer) agrees to purchase any of such Bearer Securities pursuant to their original issuance, and such obligation cannot be avoided by the Company taking reasonable measures available to it, which measures are reasonable in terms of expense, administrative burden and otherwise; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay
                                             Exhibit 4(d)
                                             ------------
                                              (94 of 111)

such additional interest were a payment in respect of the Bearer Securities of that series then due. At least 15 days prior to the publication of any notice of redemption pursuant to this Section 1302(a), the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (ii) an opinion of Counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

     (b) Unless otherwise specified pursuant to Section 301, if the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of any Bearer Security or Coupon, if any (an "Affected Security"), would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Affected Security that is a United States Alien (other than such a requirement (i) that would not be applicable to a payment made by the Company or any one of its Paying Agents (A) directly to the beneficial owner or (B) to a custodian, nominee or other agent of the beneficial owner, or (ii) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided that, in any case referred to in Clause
(i)(B) or (ii), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement), then the Company shall elect either (x) to redeem such Affected Securities in whole, but not in part, at the Redemption Price thereof (calculated without premium) or (y) if the conditions of the next succeeding paragraph are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or other reporting requirement, whether the Company elects to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph and (if applicable) the last date by which the redemption of the Affected Securities must take place, as provided in the next succeeding sentence. If any Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall specify by notice given to the Trustee at least 60 days before the Redemption Date. Notice of such redemption shall be given to the Holders of the Affected Securities not more than 60 days or less than 30 days prior to the Redemption Date. Notwithstanding the foregoing, the
                                             Exhibit 4(d)
                                             ------------
                                              (95 of 111)

Company shall not so redeem the Affected Securities if the Company shall subsequently determine, not less than 30 days prior to the Redemption Date, that subsequent payments on the Affected
Securities would not be subject to any such certification, docu-

mentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination, and any earlier redemption notice given pursuant to this paragraph shall be revoked and of no further effect. At least 15 days prior to the publication of any Determination Notice pursuant to this paragraph, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to make such determination and setting forth a statement of that fact showing that the conditions precedent to the obligation of the Company to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph have occurred and (ii) an Opinion of Counsel to the effect that such conditions have occurred.

     If and so long as the certification, documentation, information or other reporting requirements referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents in respect of any Affected Security of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph or (ii) is imposed as a result of presentation of any such Affected Security for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later) will not be less than the amount provided in any such Affected Security to be then due and payable. If the Company elects to pay additional interest pursuant to this paragraph, then the Company shall have the right to redeem the Affected Securities at any time in whole, but not in part, at the Redemption Price thereof (calculated without premium), subject to the provisions of the last three sentences of the immediately preceding paragraph. If the Company elects to pay additional interest pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem the Affected Securities in whole, but not in part, at the Redemption Price thereof (calculated without premium), subject to the provisions of the last three sentences of
                                             Exhibit 4(d)
                                             ------------
                                              (96 of 111)

the immediately preceding paragraph. Any redemption payments made by the Company pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Company to pay additional interest pursuant to this paragraph. If the Company elects to, or is required to, redeem the Affected Securities pursuant to this paragraph, it shall publish prompt notice thereof. If the Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the notice of redemption, as the Company shall specify by notice to the Trustee at least 60 days prior to the Redemption Date.

          Section 1303.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Debt Securities shall be evidenced by or made pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series with the same terms and conditions, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of any such series with the same terms and conditions to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          Section 1304.  Selection by Trustee of Debt Securities
                         to be Redeemed.

     Except as otherwise specified pursuant to Section 301 for Debt Securities of any series, if less than all the Debt Securities of any series with the same terms and conditions are to be redeemed (other than a redemption pursuant to Section 1302), the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Debt Securities of such series with the same terms and conditions not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof that is also an authorized denomination, but in no event shall such portion be less than $1,000) of the principal amount of Registered Securities or Bearer Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series. If less than all Debt Securities of any series with differing terms and conditions are to be
                                             Exhibit 4(d)
                                             ------------
                                              (97 of 111)

redeemed, the Company, in its sole discretion, shall select the particular Debt Securities to be redeemed and shall notify the Trustee in writing thereof, at least 45 days prior to the relevant Redemption Date.

     The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security that has been or is to be redeemed.

          Section 1305.  Notice of Redemption.

     Notice of redemption shall be given in the manner provided in
Section 105 not less than 30 or more than 60 days prior to the Redemption Date, unless a different period is specified in the form of Securities to be redeemed. All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

          (5) the Place or Places of Payment where such Debt
     Securities, together in the case of Bearer Securities with all Coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and

          (6) that the redemption is for a sinking fund, if such is the case.



                                             Exhibit 4(d)
                                             ------------
                                              (98 of 111)

     A notice of redemption published as contemplated by Section
105 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 1306.  Deposit of Redemption Price.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1204) an amount of money sufficient to pay the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof that are to be redeemed on that date.

          Section 1307.  Debt Securities Payable on Redemption
                         Date.

     Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and, from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest on such Debt Securities), shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 307), and provided further that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or
                                             Exhibit 4(d)
                                             ------------
                                              (99 of 111)

Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States except as otherwise provided in Section 307.

     If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

          Section 1308.  Debt Securities Redeemed in Part.

     Any Registered Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Registered Security or Registered Securities of the same series of like tenor, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered, and any Bearer Security that is to be redeemed only in part shall be surrendered at an office or agency of the Company located outside the United States except as otherwise provided in Section 307, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security outside the United States without service charge, a new Bearer Security or Bearer Securities of the same series (or a new Registered Security or Registered Securities of the same series if the Debt Securities of such series are issuable as Registered Securities), of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered; except in either case that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.
                                             Exhibit 4(d)
                                             ------------
                                             (100 of 111)

                             ARTICLE FOURTEEN

                               SINKING FUNDS

          Section 1401.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified pursuant to Section 301 for Debt
Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debt Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 1402. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

          Section 1402.  Satisfaction of Sinking Fund Payments
                         with Debt Securities.

     The Company (1) may deliver outstanding Debt Securities of a series (other than any previously called for redemption), together, in the case of any Bearer Securities of such series, with all unmatured Coupons appertaining thereto, and (2) may apply as a credit Debt Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section 1403.  Redemption of Debt Securities for Sinking
                         Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next
                                             Exhibit 4(d)
                                             ------------
                                             (101 of 111)

ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash, the portion thereof, if any, that is to be satisfied by crediting Debt Securities of that series pursuant to Section 1402 and the basis for any such credit and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in section 1304 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1305.
Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 1306, 1307 and 1308.


                              ARTICLE FIFTEEN

                                DEFEASANCE

          Section 1501.  Applicability of Article.

     If pursuant to Section 301, provision is made for the defeasance of Debt Securities of a series and if the Debt Securities of such series are Registered Securities and denominated and payable only in Dollars (except as provided pursuant to Section
301), then the provisions of this Article shall be applicable except as otherwise specified pursuant to Section 301 for Debt Securities of such series. Defeasance provisions, if any, for Debt Securities denominated in a Foreign Currency or for Bearer Securities may be specified pursuant to Section 301.


          Section 1502.  Defeasance Upon Deposit  of  Money or
                         U.S. Government Obligations.

     At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in
Section 1001 with respect to Debt Securities of any series (and, if so specified pursuant to Section 301, any other restrictive covenant added for the benefit of such series pursuant to Section
301) at any time after the applicable conditions set forth below have been satisfied:

                                             Exhibit 4(d)
                                             ------------
                                             (102 of 111)

          (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) that through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed;

          (2) if the Debt Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

          (3) no event of Default or event (including such deposit) that, with notice or lapse of time, or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposits; and

          (4) the Company shall have delivered to the trustee an Opinion of Counsel to the effect threat Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option had not been exercised or, in the case of the Debt Securities of such series being Discharged, a ruling to that effect received from or published by the Internal Revenue Service.

     "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of


                                             Exhibit 4(d)
                                             ------------
                                             (103 of 111)

such series under Sections 304, 305, 306, 1203, 1503 and 1504 and
(C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

     "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          Section 1503.  Deposited Moneys and U.S. Government
                         Obligations to be Held in Trust.

     All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 1502 in respect of Debt Securities of a series shall be held in trust and a applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

          Section 1504.  Repayment to Company.

     The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 1502.



                                             Exhibit 4(d)
                                             ------------
                                             (104 of 111)

          The provisions of paragraph (d) of Section 1204 shall apply to any money or U.S. Government Obligations held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government obligations have been deposited pursuant to Section 1502.



                              ARTICLE SIXTEEN

                    REPAYMENT AT THE OPTION OF HOLDERS

          Section 1601.  Repayment at the Option of Holders.

     Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Debt Securities of such series. The repayment of any principal amount of Debt Securities pursuant to such option of the Holder to require repayment of Debt Securities before their Stated Maturity, for purposes of Section 308, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Debt Securities be cancelled. Notwithstanding anything to the contrary contained in this Article Sixteen, in connection with any repayment of Debt Securities, the Company may arrange for the purchase of any Debt Securities by an agreement with one or more investment bankers or other purchasers to purchase such Debt Securities by paying to the Trustee for the benefit of the Holders of such Debt Securities on or before 12:00 P.M. on the repayment date in immediately available funds an amount not less than the repayment price payable by the Company on repayment of such Debt Securities, and the obligation of the Company to pay the repayment price of such Debt Securities to such Holders shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                             ARTICLE SEVENTEEN

                                 SECURITY

          Section 1701.  Certificates and opinions.

     (a) In the event that the Debt Securities become secured pursuant to Section 1001(3) or Section 1207, the Company shall cause (i) Section 314(d) of the Trust Indenture Act, relating to Opinions of Counsel regarding the Liens on the property or assets of the Company securing the Debt Securities ("Collateral") and (ii)
Section 314(d) of the Trust Indenture Act, relating to Officers'
                                             Exhibit 4(d)
                                             ------------
                                             (105 of 111)

Certificates or opinions regarding fair value to an obligor of the Collateral and the release of Collateral, to be complied with to the extent applicable. If required by Section 314(d) of the Trust Indenture Act, such certificate or opinion shall be made by an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

     (b) Notwithstanding the provisions of Section 1701 (a), at any time and from time to time with respect to Collateral which consists of accounts receivable or notes receivable, the Company may, without any release or consent by the Trustee or certificate or opinion required by Section 314(d) of the Trust Indenture Act, collect, liquidate, sell, factor or otherwise dispose of such accounts receivable or notes receivable in the ordinary course of the Company's business, as the case may be, subject, however, to Articles Ten and Twelve; provided, however, that the proceeds of any such collection, liquidation, sale, factor or other disposition shall constitute Collateral.

     (c) Notwithstanding the foregoing, the Company's right to rely on Section 1701(b) for each six month period ending on a June 30 or December 31 (a "Six-Month Period") shall be conditioned upon that person delivering to the Trustee, within 30 days following the end of such Six-Month Period, an Officers' Certificate to the effect that all collections and other dispositions of accounts receivable or notes receivable by that person during such Six-Month Period were in the ordinary course of that person's business and that all proceeds therefrom were used by that person in connection with its business or to make other cash payments permitted by this Indenture.


          Section 1702.  Authorization of Actions to be Taken by
                         the Trustee.

     (a) The Trustee may take all actions it deems necessary or appropriate in order to enforce or exercise its rights in the Collateral. Subject to the provisions thereof, the Trustee shall have power to institute and to maintain suits and proceedings to prevent any impairment of the Collateral by any act which may be unlawful or in violation of this Indenture, and suits and proceedings to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Holders or of the Trustee).

                                             Exhibit 4(d)
                                             ------------
                                             (106 of 111)

     (b) The Trustee is authorized to receive any funds for the benefit of Holders and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

          Section 1703.  Release of Liens.

     In the event that the Debt Securities become secured, pursuant to Section 1001(3) or Section 1207, upon the payment in full of all Debt Securities, or upon the release of any and all Liens which would trigger the securing of the Debt Securities pursuant to
Section 1001(3) or Section 1207, the Liens created by this Indenture shall be released with respect to the Debt Securities.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


































                                             Exhibit 4(d)
                                             ------------
                                             (107 of 111)

       IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              MCI COMMUNICATIONS CORPORATION



                              By:  /s/ Jonelle St. John
                                 ---------------------------
                                   Jonelle St. John

                              Title: Vice President and Treasurer




[CORPORATE SEAL]

Attest:

/s/ Edward G. Freitag
---------------------
Edward G. Freitag
Assistant Secretary


                              CITIBANK, N.A.


                              By:  /s/ Patrick DeFelice
                                   -------------------------
                                   Patrick DeFelice

                              Title:  Vice President



[CORPORATE SEAL]

Attest:

/s/ Arthur W. Aslanian
_________________________
Arthur W. Aslanian
Vice President






                                             Exhibit 4(d)
                                             ------------
                                             (108 of 111)


CITY OF WASHINGTON
DISTRICT OF COLUMBIA     ss.:

     On this 17th day of February, 1995 before me appeared Jonelle St. John to me personally known, who, being by me duly sworn, did say that she is the Vice President and Treasurer of MCI COMMUNICATIONS CORPORATION, one of the corporations described in and which executed the above instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said person acknowledged said instrument to be the free act and deed of said corporation.









(NOTARIAL  SEAL]



























                                             Exhibit 4(d)
                                             (109 of 111)


STATE OF
COUNTY OF      ss.:

     On this ____ day of _____________, 1995, before me personally came ______________ to me known, who, being by me duly sworn, did depose and say that he is ________________ __________ of
CITIBANK, N.A., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation, and that he signed his name thereto pursuant to like authority.










(NOTARIAL  SEAL]




























                                             Exhibit 4(d)
                                             (110 of 111)


                                                                  Exhibit A


                 Form of Certificate of  Ownership by a
                     Non-United States Person or by
                          Certain Other Persons

       [Insert title or description of Securities to be delivered]


     Reference is hereby made to the Indenture dated as of February 17, 1995 (the "Indenture") between MCI Communications Corporation and CITIBANK, N.A. covering the above captioned Securities.

     This is to certify that, as of the date hereof, the above-captioned Securities (i) are owned by persons that are not United States persons; (ii) are owned by United States persons that either
(a) are foreign branches of United States financial institutions (as defined in U.S. Treas. Reg. Sec. 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or
(b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution (or, in the case where a United States person who has an account with the United States office of a financial institution, and the transaction is executed by a foreign office of that financial institution, or by the foreign office of another financial institution acting on behalf of that financial institution, the United States office of the foreign financial institution) hereby certifies that it agrees to comply with the requirements of section 165(j)(3)(A), (B), or (C) of the United States Internal Revenue Code and the regulations thereunder); or (iii) are owned by financial institutions for the purposes of resale during the restricted period (as defined in U.S. Treas. Reg. Sec. 1.163-5(c)(2)(i)(D)(7)), which financial institutions (whether or not also described in clause (i) or (ii)) hereby certify that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions. If this certificate is being provided by an entity that is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation, the certificate is based on statements provided to such entity by its member organizations, which statements will be retained by such entity for a period of four calendar years following the year in which this certificate is provided. As used herein, "United

                                             Exhibit 4(d)
                                             (111 of 111)

States", means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction, and "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof and any estate or trust the income or which is subject to United States Federal income taxation regardless of its source.

          The undersigned undertakes to advise by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Debt Securities in bearer form, and any coupons or warrants attached thereto.

          The undersigned understands that this certificate is required in connection with the United States tax laws. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, the undersigned irrevocably authorizes the production of this certificate or a copy thereof to any interested party in such proceedings.

Dated: ________________________,      19____.


























                               A-2